As filed with the Securities and Exchange Commission on March 5, 2010

Securities Act File No. [•]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in the Articles of Incorporation)

100 Bellevue Parkway Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762 (Area Code and Telephone Number)

Anne F. Ackerley

President

BlackRock FundsSM

55 East 52nd Street, New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Howard B. Surloff, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

It is proposed that this filing will become effective on April 5, 2010 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Investor A, Investor B, Investor C, Institutional and Class R shares of beneficial interest, par value $.001 per share, of BlackRock Mid-Cap Value Equity Portfolio, a portfolio of BlackRock FundsSM

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such Rule, no filing fee is being paid at this time.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Aurora Portfolio (“Aurora”), a portfolio of BlackRock FundsSM (the “Trust”)

2	Questions and Answers for Shareholders of Aurora

3.	Combined Prospectus/Information Statement regarding the proposed reorganization of Aurora into BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), a portfolio of the Trust

4.	Statement of Additional Information regarding the proposed reorganization of Aurora into Mid-Cap Value Equity

5.	Part C Information

6.	Exhibits

[LOGO]

April 5, 2010

Dear Shareholder:

The Board of Trustees (the “Board”) of BlackRock FundsSM (the “Trust”) is pleased to announce the reorganization (the “Reorganization”) of BlackRock Aurora Portfolio (“Aurora”), a portfolio of the Trust, with BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a portfolio of the Trust. We sometimes refer to Aurora and Mid-Cap Value Equity as a “Fund” and together, as the “Funds.” The portfolio surviving the Reorganization, Mid-Cap Value Equity, will be referred to herein as the “Combined Fund”. The Reorganization, which does not require your approval, will close during the second quarter of 2010 and is described in more detail in the attached Combined Prospectus/Information Statement. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

Aurora and Mid-Cap Value Equity have substantially similar investment objectives and follow similar investment strategies. Currently, the Funds are managed by the same portfolio managers and their investment portfolios overlap significantly. We anticipate that the Reorganization will result in benefits to the shareholders of Aurora as discussed more fully in the Combined Prospectus/Information Statement. As a general matter, we believe that the Reorganization will provide you with a similar investment objective to seek capital appreciation, with lower gross expenses and other portfolio management efficiencies.

The Board has concluded that the Reorganization is in the best interests of the Funds and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the compatibility of the investment objectives and policies of the Funds; expected expense ratios for shareholders as a result of the Reorganization; comparison of management fee rates for the Funds and the Combined Fund; the costs of the Reorganization, which, for both Funds, will be borne by BlackRock Advisors, LLC (“BlackRock Advisors”), investment adviser to the Funds; and the tax-free nature of the Reorganization.

In the Reorganization, each shareholder of Aurora will receive shares of Mid-Cap Value Equity of the same class as the shares of Aurora the shareholder currently owns, which will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in Aurora and will be subject to identical sales charges, distribution fees and service fees. Aurora will then cease operations and dissolve as a separate portfolio of the Trust. Shareholders of Aurora will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

As always, we appreciate your support.

Sincerely,

ANNE F. ACKERLEY

President and Chief Executive Officer

BlackRock Aurora Portfolio, a portfolio of BlackRock FundsSM

BlackRock Mid-Cap Value Equity Portfolio, a portfolio of BlackRock FundsSM

100 Bellevue Parkway, Wilmington, DE 19809

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following questions and answers provide an overview of key features of the proposed Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q:	What is this document and why did we send this document to you?

A:

This is a Combined Prospectus/Information Statement that provides you with information about the reorganization (“Reorganization”) between BlackRock Aurora Portfolio (“Aurora”), a portfolio of BlackRock FundsSM (the “Trust”), which is a Massachusetts business trust, and BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a portfolio of the Trust. Mid-Cap Value Equity pursues an investment objective and investment policies similar to those of Aurora. If the proposed Reorganization is completed, you will become a shareholder of Mid-Cap Value Equity and Aurora will be terminated, dissolved and liquidated as a portfolio of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the proposed Reorganization and for a more complete description of Mid-Cap Value Equity.

On February 23, 2010, the Board of Trustees (the “Board”) on behalf of each of Aurora and Mid-Cap Value Equity approved and declared advisable the Reorganization of Aurora with Mid-Cap Value Equity. You are receiving this Combined Prospectus/Information Statement because you owned shares of Aurora as of March 22, 2010, the record date. The Reorganization does not require approval by shareholders of either Aurora or Mid-Cap Value Equity.

Shareholders may contact the Funds at (800) 441-7762 or write to the Funds at:

BlackRock FundsSM

100 Bellevue Parkway

Wilmington, Delaware 19809

Q:	How will the Reorganization affect me?

A.	Mid-Cap Value Equity will acquire all of the assets and certain stated liabilities of Aurora and Aurora shareholders will receive the same class of shares of Mid-Cap Value Equity as those held in Aurora (as indicated in the table below) with an aggregate net asset value equal to the aggregate net asset value of the shares of Aurora that they owned immediately prior to the Reorganization.

If you hold Aurora shares	You will receive Mid-Cap Value Equity shares
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	Class R1

[1]	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

Q:	Will I own the same number of shares of Mid-Cap Value Equity as I currently own of Aurora?

A:

No, you will receive shares of Mid-Cap Value Equity with the same aggregate net asset value as the shares of Aurora you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset values of the shares of Aurora and Mid-Cap Value Equity as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of an Investor A share of Mid-Cap Value Equity is lower than the net asset value of an Investor A share of Aurora, you will receive a greater number of shares of Mid-Cap Value Equity in the Reorganization than you held in Aurora before the Reorganization. On the other hand, if the net asset value of an Investor A share of Mid-Cap Value Equity is higher than the net asset value of an Investor A share of Aurora, you will receive fewer shares of Mid-Cap Value Equity in the Reorganization than you held in Aurora before the Reorganization. The aggregate net asset value of your Mid-Cap Value Equity shares immediately after the Reorganization will be the same as the aggregate net asset value of your Aurora shares immediately prior to the Reorganization.

Q:	Who will advise the combined fund (“Combined Fund”) once the Reorganization is completed?

A:	BlackRock Advisors, LLC (“BlackRock Advisors”) will serve as the Combined Fund’s investment adviser. The portfolio managers who currently run the day-to-day operations of each of Aurora and Mid-Cap Value Equity will manage the Combined Fund following the Reorganization.

Q:	How do operating expenses payable by Mid-Cap Value Equity compare to those payable by Aurora?

A:	After the Reorganization, as shareholders in the Combined Fund, shareholders of Aurora are expected to experience a lower management fee rate, lower gross annual operating expense ratios and (except for Class R shares) lower net annual operating expense ratios (after giving effect to the contractual fee waivers in place) than prior to the Reorganization. With respect to Aurora Class R shares, after giving effect to the contractual fee waivers in place after the Reorganization and excluding acquired fund fees and expenses, the net annual operating expense ratio of Class R shares of the Combined Fund will be equal to the net annual operating expense ratio of Class R shares of Aurora prior to the Reorganization.

		Total Annual Operating Expense Ratio (excluding Interest Expense and Acquired Fund Fees and Expenses)		Total Annual Operating Expense Ratio (including Interest Expense and Acquired Fund Fees and Expenses)
	Total Net Assets as of September 30, 2009	Excluding contractual waivers, if applicable	Including contractual waivers, if applicable	Excluding contractual waivers, if applicable	Including contractual waivers, if applicable
Aurora
Investor A	$319,656,461	1.60%	1.48%[1]	1.60%	1.48%[1]
Investor B	$44,974,092	2.56%	2.26%[1]	2.56%	2.26%[1]
Investor C	$64,812,314	2.40%	2.26%[1]	2.40%	2.26%[1]
Institutional	$47,963,777	1.28%	1.08%[1]	1.28%	1.08%[1]
Class R	$1,038,232	1.86%	1.65%[1]	1.86%	1.65%[1]

Mid-Cap Value Equity
Investor A	$395,762,577	1.50%	1.29%[2]	1.51%	1.30%[2]
Investor B	$41,196,107	2.37%	2.06%[2]	2.38%	2.07%[2]
Investor C	$92,140,977	2.38%	2.06%[2]	2.39%	2.07%[2]
Institutional	$165,710,324	1.15%	0.97%[2]	1.16%	0.98%[2]
Class R3	—	1.75%	1.75%[2]	1.76%	1.76%[2]

Combined Fund[1]
Investor A	$715,419,038	1.50%	1.29%[2]	1.51%	1.30%[2]
Investor B	$86,170,199	2.43%	2.06%[2]	2.44%	2.07%[2]
Investor C	$156,953,291	2.34%	2.06%[2]	2.35%	2.07%[2]
Institutional	$213,674,101	1.16%	0.97%[2]	1.17%	0.98%[2]
Class R	$1,038,232	1.78%	1.65%[2]	1.79%	1.66	%[2],4

[1]

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Aurora’s Total Annual Operating Expenses after any applicable contractual waivers (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.48% (for Investor A shares), 2.26% (for Investor B and Investor C shares), 1.08% (for Institutional shares) and 1.65% (for Class R shares) of average daily net assets until February 1, 2011. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees (the “Trustees”) of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]

BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Mid-Cap Value Equity’s Total Annual Fund Operating Expenses after applicable contractual waivers (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.29% (for Investor A shares), 2.06% (for Investor B and Investor C shares), 0.97% (for Institutional shares) and 2.04% (for Class R shares) of average daily net assets until February 1, 2011. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. This expense cap agreement will be applicable to the Combined Fund after the Reorganization.

[3]	Currently Mid-Cap Value Equity does not have Class R shares outstanding but will issue Class R shares in the Reorganization.
[4]

BlackRock Advisors has agreed to waive and/or reimburse fees or expenses on a contractual basis following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges, service and distribution fees?

A:	The service and distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Investor A, Investor B, Investor C, Institutional and Class R shares of each Fund are identical and are illustrated in the chart below. The sales charges, service fees and distribution fees for each class of Aurora shares are identical to the sales charges, service fees and distribution fees that would be experienced by the shareholders of the Combined Fund except that the Aurora shares are subject to a 2.00% redemption fee on the redemption or exchange of shares within 30 days of purchase and the shares of Mid-Cap Value Equity shares are not subject to any redemption fee.

The sales charges and the 12b-1 fees of the Combined Fund will be identical to those shown below.

	Front-end Sales Charge	Service Fee and/or Distribution Fee	CDSC
Investor A	5.25%	0.25%	A CDSC of 1.00% may be imposed on investments of $1 million or more if redeemed within eighteen months.

Investor B	None	1.00%	A CDSC of up to 4.50% may be imposed on investments if redeemed within less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years, decreasing to 0.0% after six years.

Investor C	None	1.00%	A CDSC of 1.00% may be imposed on investments if redeemed within one year.

Institutional	None	None	None

Class R1	None	0.50%	None

[1]	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What will I have to do to open an account in Mid-Cap Value Equity?

A:	An account will be set up in your name and your Aurora shares automatically will be converted into shares of Mid-Cap Value Equity. We will send you written confirmation when this change has taken place.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, Aurora will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of Mid-Cap Value Equity or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of Mid-Cap Value Equity in connection with the Reorganization.

A portion of the portfolio assets of Aurora may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and Aurora’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to Aurora’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization Aurora will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:	BlackRock Advisors will bear the Reorganization costs of both Aurora and Mid-Cap Value Equity. The Reorganization expenses include legal fees, audit fees, fees and expenses relating to the preparation and filing of regulatory documents, and expenses of preparing and distributing the combined prospectus/information statement, statement of additional information and supplements.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC and redemption fees.

Q:	Why is no shareholder action necessary?

A:	A vote of the shareholders of neither Aurora nor Mid-Cap Value Equity is required to approve the Reorganization. The Trust’s Declaration of Trust provides that the Board may combine two portfolios of the Trust (such as in this instance Aurora and Mid-Cap Value Equity) without a shareholder vote if the Trustees reasonably determine that such combination will not have a materially adverse affect on any shareholders of either portfolio.

In addition, under Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), a vote of shareholders of Aurora is not required if as a result of the Reorganization (i) there is no policy of Aurora that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of Mid-Cap Value Equity; (ii) Mid-Cap Value Equity’s advisory contract is not materially different from that of Aurora; (iii) the non-interested Trustees overseeing Aurora who were elected by its shareholders will comprise a majority of the Board overseeing Mid-Cap Value Equity who are not interested persons of Mid-Cap Value Equity; and (iv) after the Reorganization, Mid-Cap Value Equity will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by Aurora under such a plan.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the second quarter of 2010.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. Direct shareholders may contact the Funds at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

v

(This page intentionally left blank.)

INFORMATION STATEMENT FOR

BLACKROCK AURORA PORTFOLIO OF

BLACKROCK FUNDSSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

PROSPECTUS FOR

BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO OF

BLACKROCK FUNDSSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of Aurora Portfolio (the “Aurora”), a series of BlackRock FundsSM (the “Trust”). As provided in the Reorganization Agreement, Aurora will be reorganized into Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a series of the Trust (the “Reorganization”). Aurora and Mid-Cap Value Equity are each referred to herein as a “Fund” and, together, as the “Funds”. The portfolio surviving the reorganization, Mid-Cap Value Equity, will be referred to herein as the “Combined Fund”.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.

Mid-Cap Value Equity will acquire substantially all of the assets and certain stated liabilities of Aurora in exchange for Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity. Immediately after receiving the Mid-Cap Value Equity shares, Aurora will distribute these shares to its shareholders in exchange for their shares of Aurora. Aurora shareholders will receive the same class of shares of Mid-Cap Value Equity with the same letter designation and a net asset value equal to the net asset value of the Aurora shares they held prior to the Reorganization. After such distribution, Aurora will be terminated, dissolved and liquidated as a separate portfolio of the Trust. When the Reorganization is complete, shareholders of Aurora will be shareholders of Mid-Cap Value Equity and Mid-Cap Value Equity will continue to operate as a separate portfolio of the Trust.

This Combined Prospectus/Information Statement sets forth the information shareholders of Aurora should know before the Reorganization and constitutes an offering of shares of Mid-Cap Value Equity. Please read it carefully and retain it for future reference.

The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	A Statement of Additional Information dated April 5, 2010 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	The prospectus relating to the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora, dated January 29, 2010, as supplemented (the “Aurora Prospectus”);

•	The Statement of Additional Information relating to Aurora, dated January 29, 2010, as supplemented (the “Aurora SAI”);

•	The Annual Report to Shareholders of Aurora for the fiscal year ended September 30, 2009; and

•	The Statement of Additional Information relating to Mid-Cap Value Equity dated January 29, 2010, as supplemented (the “Mid-Cap Value Equity SAI”).

The following documents each have been filed with the SEC, and are incorporated herein by reference (each legally form a part of) and also accompany this Combined Prospectus/Information Statement:

•

The prospectus relating to the Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity dated January 29, 2010, as supplemented (the “Mid-Cap Value Equity Prospectus”); and

•	The Annual Report to Shareholders of Mid-Cap Value Equity for the fiscal year ended September 30, 2009 (the “Mid-Cap Value Equity Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Mid-Cap Value Equity Prospectus will apply to the Investor A, Investor B, Investor C, Institutional and Class R shares to be issued by Mid-Cap Value Equity in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI together with copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock FundsSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is April 5, 2010.

ii

Fund/Class	Ticker Symbol
Aurora
Investor A	SSRAX
Investor B	SSRPX
Investor C	SSRDX
Class R	SSRRX
Institutional	SSRCX

Mid-Cap Value Equity
Investor A	BMCAX
Investor B	BMCVX
Investor C	BMCCX
Class R	—
Institutional	CMVIX

iii

iv

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, is an open-end management investment company registered with the SEC. Aurora and Mid-Cap Value Equity are each organized as separate portfolios of the Trust. The investment objective of Aurora is to provide shareholders with high total return consisting principally of capital appreciation. The investment objective of Mid-Cap Value Equity is to provide shareholders with long-term capital appreciation.

BlackRock Advisors, LLC (“BlackRock Advisors”) is the investment adviser for Mid-Cap Value Equity and Aurora and will serve as the investment adviser for the Combined Fund. Anthony Forcione and Kate O’Connor are the portfolio managers and are jointly and primarily responsible for the day-to-day management of Mid-Cap Value Equity, including setting Mid-Cap Value Equity’s overall investment strategy and overseeing management. They also currently serve as portfolio managers for Aurora. Mr. Forcione and Ms. O’Connor will continue in their roles for the Combined Fund following the Reorganization.

Shares of Aurora and Mid-Cap Value Equity may be purchased through their distributor, BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock Advisors.

The Proposed Reorganization

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of Aurora and Mid-Cap Value Equity, has approved the Reorganization Agreement. The Reorganization Agreement provides for:

•	the transfer of substantially all of the assets and certain stated liabilities of Aurora to Mid-Cap Value Equity in exchange for shares of Mid-Cap Value Equity;

•	the distribution of such shares to Aurora’s shareholders; and

•	the liquidation, termination and dissolution of Aurora as a separate portfolio of the Trust.

If the proposed Reorganization is completed, Mid-Cap Value Equity will acquire substantially all of the assets and certain stated liabilities of Aurora, and shareholders of Aurora will receive the same class of shares as they hold in Aurora, Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity, in each case with an aggregate net asset value equal to the aggregate net asset value of the Aurora shares that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization has been proposed because BlackRock Advisors believes that it is no longer feasible to manage Aurora as a separate portfolio of BlackRock Funds. The assets of Aurora have been decreasing over time and the prospects for growth are small. BlackRock Advisors does not currently offer a second small/mid-cap value fund or any small/mid-cap core funds, but believes that Mid-Cap Value Equity is an appropriate fit with Aurora. Mid-Cap Value Equity and Aurora both seek to provide capital appreciation, follow a value investment style and are managed by the same portfolio managers. The Funds also have substantial portfolio overlap. The net assets of Aurora are significantly smaller than the net assets of Mid-Cap Value Equity and Mid-Cap Value Equity has better overall long-term performance than Aurora. Aurora shareholders will have lower management fee rates and generally lower gross and net annual operating expense ratios (after giving effect to the contractual fee waivers currently in effect or to be implemented) as described more fully below. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders. As a result, BlackRock Advisors believes investors would benefit from becoming shareholders of Mid-Cap Value Equity.

In approving the Reorganization Agreement, the Board, on behalf of Aurora, including the Independent Trustees, determined that the Reorganization is in the best interests of Aurora and that the interests of the shareholders of Aurora will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on February 23, 2010.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

The review of the investment objectives, policies and strategies of Aurora and Mid-Cap Value Equity. See “Comparison of Aurora and Mid-Cap Value Equity—Investment Objectives and Principal Investment Strategies.”

•	The relative performance histories of each Fund. See “Comparison of Aurora and Mid-Cap Value Equity—Performance History.”

•	The expectation that the Combined Fund resulting from the completion of the Reorganization will achieve certain operating efficiencies from its larger net asset size.

•

The expectation that the shares of the Combined Fund to be received by Aurora shareholders in the Reorganization (as indicated in the table below) will have lower management fees as a percentage of average daily net assets and lower gross annual operating expense ratios and (except for Class R shares) lower net annual operating expense ratios (after giving effect to the contractual fee waivers in place) than the gross and net annual operating expense ratios of Aurora shares held by Aurora shareholders prior to the Reorganization. With respect to Aurora Class R shares, after giving effect to the contractual fee waivers in place after the Reorganization and excluding acquired fund fees and expenses, the net annual operating expense ratio of Class R shares of the Combined Fund will be equal to the net annual operating expense ratio of Class R shares of Aurora prior to the Reorganization.

•

The fact that Aurora shareholders will pay no sales charges in connection with the Reorganization. The service fees, distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Investor A, Investor B, Investor C, Institutional and Class R shares of each Fund are identical and will remain the same for the Combined Fund except that there is a 2.00% redemption fee on Aurora shares redeemed or exchanged within 30 days of purchase. Mid-Cap Value Equity shares are not subject to a redemption fee. The table below indicates the front-end sales load, service and distribution fees and CDSC applicable to each class of shares of the Funds.

	Front-end Sales Charge	Service Fee and/or Distribution Fee	CDSC
Investor A	5.25%	0.25%	A CDSC of 1.00% may be imposed on investments of $1 million or more if redeemed within eighteen months.

Investor B	None	1.00%	A CDSC of 4.50% may be imposed on investments if redeemed within one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years, decreasing to 0.0% after six years.

Investor C	None	1.00%	A CDSC of 1.00% may be imposed on investments if redeemed within one year.

Institutional	None	None	None

Class R1	None	0.50%	None

[1]	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of Mid-Cap Value Equity by former shareholders of Aurora, unless the shareholder is eligible for a sales charge reduction or waiver.

•

The fact that the Reorganization is expected to be a tax-free transaction and therefore there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization. In addition, prior to the Reorganization, Aurora will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

The fact that the asset base of Aurora is not expected to grow from its current level of approximately $460,071,352 as of December 31, 2009, and that Mid-Cap Value Equity has better long-term performance. Mid-Cap Value Equity’s total assets as of December 31, 2009 were approximately $727,055,400.

•	The potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

The Board, on behalf of Aurora, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of Aurora and that the interests of the shareholders of Aurora will not be diluted with respect to net asset value as a result of the Reorganization. The Board, on behalf of Mid-Cap Value Equity, concluded that completion of the Reorganization is advisable and in the best interests of Mid-Cap Value Equity and that the interests of the shareholders of Mid-Cap Value Equity will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

A vote of the shareholders of neither Aurora nor Mid-Cap Value Equity is required to approve the Reorganization. The Trust’s Declaration of Trust provides that the Board may, without the vote of shareholders, combine two portfolios of the Trust (such as in this instance Aurora and Mid-Cap Value Equity), if the Trustees reasonably determine that such combination will not have a materially adverse affect on any shareholders of either portfolio.

In addition, under Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), a vote of shareholders of Aurora, as the target fund, is not required if as a result of the Reorganization (i) there is no policy of Aurora that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of Mid-Cap Value Equity; (ii) Mid-Cap Value Equity’s advisory contract is not materially different from that of Aurora; (iii) the non-interested Trustees overseeing Aurora who were elected by its shareholders will comprise a majority of the Trustees of the Board overseeing Mid-Cap Value Equity who are not interested persons of Mid-Cap Value Equity; and (iv) after the Reorganization, Mid-Cap Value Equity will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by Aurora under such a plan.

Investment Objectives and Principal Investment Strategies

The Funds have similar though not identical investment objectives and strategies. The Combined Fund’s principal investment strategies will be those of Mid-Cap Value Equity. See “Comparison of Aurora and Mid-Cap Value Equity—Investment Objectives and Principal Investment Strategies” below and each Fund’s prospectus for more information.

For both Funds the primary investment objective is to seek capital appreciation. The Funds focus on investments in companies of different but overlapping market capitalizations. Aurora invests at least 80% of its total assets in equity securities issued by small and mid-capitalization companies, while Mid-Cap Value Equity generally will invest at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Aurora reserves the right to invest up to 20% of its total assets in other types of securities which may include other types of stocks, such as large-capitalization stocks and growth stocks, and debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities (“bonds”). Both Funds may also invest some or all of their assets in high quality money market securities as a temporary defensive strategy or pending investments.

Both Funds may invest in shares of companies through IPOs and REITs. Both Funds may invest in derivatives.

For additional information on risks, see “Comparison of Aurora and Mid-Cap Value Equity—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Substantially all of the assets and certain stated liabilities of Aurora will be combined with those of Mid-Cap Value Equity and Aurora shareholders will receive either Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity, as described above under “Proposed Reorganization.”

Fee Table of Aurora, Mid-Cap Value Equity and the

Pro Forma Combined Fund as of September 30, 2009 (unaudited)

The fee table below provides information about the fees and expenses attributable to the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora, the Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity and, assuming the Reorganization had taken place on September 30, 2009, the estimated pro forma fees and expenses attributable to the Investor A, Investor B, Investor C, Institutional and Class R shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2009, see “Other Information—Capitalization.”

	Aurora Investor A shares	Mid-Cap Value Equity Investor A shares		Pro Forma Combined Fund Investor A shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None (1)	None	(1)	None	(1)
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%	None		None

(footnotes appear on page 7)

	Aurora Investor A shares		Mid-Cap Value Equity Investor A shares		Pro Forma Combined Fund Investor A shares (2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.50%		0.45%		0.46%
Acquired Fund Fees and Expenses	0.00%		0.01	%(5)	0.01	%(5)

Total Annual Fund Operating Expenses	1.60%		1.51	%(6)	1.51	%(6)
Fee Waivers and/or Expense Reimbursements	(0.12	)%(7)	(0.21	)%(8)	(0.21	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.48	%(7)	1.30	%(8)	1.30	%(8)

	Aurora Investor B shares		Mid-Cap Value Equity Investor B shares		Pro Forma Combined Fund Investor B shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.71%		0.57%		0.64%
Acquired Fund Fees and Expenses	0.00%		0.01	%(5)	0.01	%(5)

Total Annual Fund Operating Expenses	2.56%		2.38	%(6)	2.44	%(6)
Fee Waivers and/or Expense Reimbursements	(0.30	)%(7)	(0.31	)%(8)	(0.37	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.26	%(7)	2.07	%(8)	2.07	%(8)

	Aurora Investor C shares		Mid-Cap Value Equity Investor C shares		Pro Forma Combined Fund Investor C shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%		None		None

(footnotes appear on page 7)

	Aurora Investor C shares		Mid-Cap Value Equity Investor C shares		Pro Forma Combined Fund Investor C shares (2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees (6)	1.00%		1.00%		1.00%
Other Expenses	0.55%		0.58%		0.55%
Acquired Fund Fees and Expenses	0.00%		0.01	%(5)	0.01	%(5)

Total Annual Fund Operating Expenses	2.40%		2.39	%(6)	2.35	%(6)
Fee Waivers and/or Expense Reimbursements	(0.14	)%(7)	(0.32	)%(8)	(0.28	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.26	%(7)	2.07	%(8)	2.07	%(8)

	Aurora Institutional shares		Mid-Cap Value Equity Institutional shares		Pro Forma Combined Fund Institutional shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.43%		0.35	%(5)	0.37	%(5)
Acquired Fund Fees and Expenses	0.00%		0.01%		0.01%

Total Annual Fund Operating Expenses	1.28%		1.16	%(6)	1.17	%(6)
Fee Waivers and/or Expense Reimbursements	(0.20	)%(7)	(0.18	)%(8)	(0.19	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08	%(7)	0.98	%(8)	0.98	%(8)

	Aurora Class R shares	Mid-Cap Value Equity Class R shares (10)	Pro Forma Combined Fund Class R shares (2)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%	None	None

(footnotes appear on next page)

	Aurora Class R shares		Mid-Cap Value Equity Class R shares (10)		Pro Forma Combined Fund Class R shares (2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%		0.80%		0.79%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	0.51%		0.45	%(5)	0.49	%(5)
Acquired Fund Fees and Expenses	0.00%		0.01%		0.01%

Total Annual Fund Operating Expenses	1.86%		1.76	%(6)	1.79	%(6)
Fee Waivers and/or Expense Reimbursements	(0.21	)%(7)	—	%(8)	(0.13	)%(8),(9)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (7)	1.65	%(7)	1.76	%(8)	1.66	%(8),(9)

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)	Assumes the Reorganization had taken place on September 30, 2009.
(3)

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares. (See the section “Details about the Share Classes—Investor B Shares” in each Fund’s prospectus for the complete schedule of CDSCs.)

(4)	There is no CDSC on Investor C shares after one year.
(5)	Other Expenses have been restated to reflect current fees.
(6)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees, as applicable.

(7)

As described in the “Management of the Funds” section of the Aurora Prospectus, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.48% (for Investor A shares), 2.26% (for Investor B and Investor C shares), 1.08% (for Institutional shares) and 1.65% (for Class R shares) of average daily net assets until February 1, 2011. Aurora may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(8)

As described in the “Management of the Funds” section of the Mid-Cap Value Equity Prospectus, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.29% (for Investor A shares), 2.06% (for Investor B and Investor C shares), 0.97% (for Institutional shares) and 2.04% (for Class R shares) of average daily net assets until February 1, 2011. Mid-Cap Value Equity may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. This expense cap agreement will be applicable to the Combined Fund after the Reorganization.

(9)

Following the closing of the Reorganization, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses on a contractual basis in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(10)	Currently Mid-Cap Value Equity does not have Class R shares outstanding.

EXAMPLES:

These Examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses if you did redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Aurora Investor A shares	$668	$992	$1,339	$2,316
Mid-Cap Value Equity Investor A shares	$650	$958	$1,287	$2,215
Pro Forma Combined Fund Investor A shares†	$650	$958	$1,287	$2,215

	1 Year	3 Years	5 Years	10 Years
Aurora Investor B shares	$679	$1,118	$1,534	$2,637
Mid-Cap Value Equity Investor B shares	$660	$1,063	$1,442	$2,476
Pro Forma Combined Fund Investor B shares†	$660	$1,075	$1,467	$2,517

	1 Year	3 Years	5 Years	10 Years
Aurora Investor C shares	$329	$735	$1,268	$2,726
Mid-Cap Value Equity Investor C shares	$310	$715	$1,247	$2,702
Pro Forma Combined Fund Investor C shares†	$310	$707	$1,230	$2,665

	1 Year	3 Years	5 Years	10 Years
Aurora Institutional shares	$110	$386	$683	$1,528
Mid-Cap Value Equity Institutional shares	$100	$351	$621	$1,393
Pro Forma Combined Fund Institutional shares†	$100	$353	$625	$1,403

	1 Year	3 Years	5 Years	10 Years
Aurora Class R shares	$168	$564	$986	$2,163
Mid-Cap Value Equity Class R shares	$179	$554	$954	$2,073
Pro Forma Combined Fund Class R shares†	$169	$523	$902	$1,965

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Aurora Investor B shares	$229	$768	$1,334	$2,637
Mid-Cap Value Equity Investor B shares	$210	$713	$1,242	$2,476
Pro Forma Combined Fund Investor B shares†	$210	$725	$1,267	$2,517

	1 Year	3 Years	5 Years	10 Years
Aurora Investor C shares	$229	$735	$1,268	$2,726
Mid-Cap Value Equity Investor C shares	$210	$715	$1,247	$2,702
Pro Forma Combined Fund Investor C shares†	$210	$707	$1,230	$2,665

†	Assumes the Reorganization had taken place on September 30, 2009.

Portfolio Turnover:

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, Mid-Cap Value Equity’s portfolio turnover rate was 181% of the average value of its portfolio and Aurora’s portfolio turnover rate was 289% of the average value of its portfolio.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither Aurora, Mid-Cap Value Equity, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, Aurora and Mid-Cap Value Equity will receive an opinion from Sidley Austin LLP, special United States federal income tax counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of Aurora are sold (or deemed sold by reason of marking to market of certain assets upon the termination of Aurora’s taxable year) by Aurora in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and Aurora’s basis in such assets. Any gains will be distributed to Aurora’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of Aurora, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of Aurora and Mid-Cap Value Equity regarding the purchase, redemption, exchange, transfer and valuation of shares are identical except that Aurora charges a 2.00% redemption fee on shares redeemed or exchanged within 30 days of purchase. Shares of Mid-Cap Value Equity are not subject to a redemption fee. Please see the Mid-Cap Value Equity Prospectus which accompanies this Combined Prospectus/Information Statement for information regarding the purchase, exchange, redemption and transfer of shares.

Principal Investment Risks

Because of their similar investment policies, many of the primary risks associated with an investment in Mid-Cap Value Equity are similar to those associated with an investment in Aurora. Such primary investment risks for both Funds include convertible securities risk, derivatives risk, equity securities risk, high portfolio turnover risk, investment style risk, market risk and selection risk, mid-cap securities risk, “new issues” risk and REIT investment risk. Since Aurora may invest in securities of small capitalization companies and foreign securities it is subject to small cap and emerging growth securities risk and foreign securities risk.

You will find additional descriptions of specific risks in the prospectuses and statements of additional information for Aurora and Mid-Cap Value Equity.

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, Aurora shareholders could lose money. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF AURORA AND MID-CAP VALUE EQUITY

Investment Objectives and Principal Investment Strategies

Aurora. The investment objective of Aurora is to provide shareholders with high total return, consisting principally of capital appreciation.

Under normal market conditions, Aurora invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks, warrants and securities convertible into common and preferred stock. Although a universal definition of small-and mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38.8 million and $4.2 billion as of June 30, 2009, the most recent rebalance date) or a similar index. In the future, the Fund may define small-or mid-capitalization companies using a different index or classification system. The Fund may continue to hold or buy additional shares of a company that no longer is of comparable size to companies in the Russell 2500™ Value Index if Fund management continues to believe that those shares are an attractive investment.

Aurora reserves the right to invest up to 20% of its total assets in other types of stocks, such as large-capitalization stocks and growth stocks, and bonds. From time to time the Fund may invest without limit in shares of companies through IPOs. The Fund may invest in REITs, which are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. Aurora may invest some or all of its assets in high quality money market securities as a temporary defensive strategy or pending investments.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Mid-Cap Value Equity. The investment objective of Mid-Cap Value Equity is to provide shareholders with long-term capital appreciation.

Mid-Cap Value Equity normally invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by U.S. mid-capitalization value companies. Fund management considers value companies to be undervalued by the market as measured by certain financial formulas. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $617.3 million and $12.1 billion as of June 30, 2009, the most recent rebalance date). In the future, the Fund may define mid-capitalization companies using a different index or classification system. The Fund primarily buys common stock but also can invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through “new issues” or IPOs. The Fund may invest in REITs.

The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of Mid-Cap Value Equity.

Comparison of Investment Strategies

The Funds focus on investments in companies of different but overlapping market capitalizations. Mid-Cap Value Equity generally invests at least 80% of its assets in equity securities issued by mid-capitalization value companies while Aurora invests at least 80% of its assets in equity securities issued by small- and mid-capitalization companies. Aurora generally defines small- and mid-capitalization companies as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38.8 million and $4.2 billion as of June 30, 2009, the most recent rebalance date) whereas Mid-Cap Value Equity defines mid-capitalization companies as those with market capitalizations comparable in size to companies in the Russell Midcap® Value Index (between approximately $617.3 million and $12.1 billion as of June 30, 2009, the most recent rebalance date). However, each Fund reserves the right to define small- or mid-capitalization companies, as applicable, by using a different index or classification system.

•

Aurora reserves the right to invest up to 20% of its total assets in other types of securities which may include other types of stocks, such as large-capitalization stocks and growth stocks, and debt obligations such as U.S. government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. Mid-Cap Value Equity generally does not invest in debt securities.

•

Both Funds take a value approach to selecting equity securities, evaluating factors such as a company’s financial condition, business prospects, management’s abilities, competitive position and business strategies.

•	Both Funds may invest in derivatives.

•	Both Funds may invest some or all of their assets in high quality money market securities as a temporary defensive strategy or pending installments.

•	Both Funds may invest in shares of companies through IPOs and REITs.

Fundamental Investment Restrictions

The fundamental investment restrictions of Aurora and Mid-Cap Value Equity are listed in Appendix A and cannot be changed without shareholder approval. Both Funds have identical restrictions, which include not investing more than 25% of total assets in a particular industry (excluding the U.S. government, its agencies and instrumentalities). Neither Fund allows investments for the purpose of exercising control or management, purchasing and selling real estate, making loans to other persons, issuing senior securities, acting as an underwriter of securities, purchasing securities on margin or making short sales of securities (with limited exceptions) or purchasing and selling commodities and commodity contracts or making loans. Neither Fund can borrow money, except that each Fund may borrow from banks in amounts up to one-third (and borrow an additional 5% for temporary purposes) of its total assets.

Risks of the Funds

The main risks of investing in both Funds are convertible securities risk, derivatives risk, equity securities risk, high portfolio turnover risk, investment style risk, market risk and selection risk, mid-cap securities risk,

“New issues” risk and REIT investment risk. Since Aurora may invest in securities of small capitalization companies and foreign securities it is subject to small cap and emerging growth securities risk and foreign securities risk.

The following are the main risks involved in an investment in both Funds:

Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives Risk—The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment Style Risk—Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid-Cap Securities Risk—The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

“New Issues” Risk—“New issues” are initial public offerings (“IPOs”) of equity securities of U.S. or non-U.S. issuers. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

REIT Investment Risk—Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Aurora has the following additional main risks:

Foreign Securities Risk—Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Small Cap and Emerging Growth Securities Risk—Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of Aurora, please refer to the Aurora Prospectus and the Aurora Annual Report. For more information concerning the performance of Mid-Cap Value Equity, please refer to the Mid-Cap Value Equity Prospectus and the Mid-Cap Value Equity Annual Report. Management’s discussion of Fund performance for Mid-Cap Value Equity is incorporated by reference from the Mid-Cap Value Equity Annual Report. The returns for the Funds would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Mid-Cap Value Equity Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 25.18% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.07% (quarter ended December 31, 2008).

BlackRock Mid-Cap Value Equity

Average Annual Total Return

For The Periods Ended 12/31/09

	1 Year	5 Years (1)	10 Years (1)
Mid-Cap Value Equity—Investor A
Return Before Taxes	26.74%	1.31%	7.75%
Return After Taxes on Distributions	26.65%	(0.75)%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares	17.49%	0.39%	5.80%
Mid-Cap Value Equity—Investor B
Return Before Taxes	28.17%	1.36%	7.70%
Mid-Cap Value Equity—Investor C
Return Before Taxes	31.77%	1.64%	7.54%
Mid-Cap Value Equity—Institutional
Return Before Taxes	34.03%	2.68%	8.63%
Mid-Cap Value Equity—Class R (3)
Return Before Taxes	33.20%	1.94%	7.83%
Russell Midcap® Value Index (2)	34.21%	1.98%	7.58%
(Reflects no deduction for fees, expenses or taxes)

(1)

On January 31, 2005, Mid-Cap Value Equity reorganized with the State Street Research Mid-Cap Value Fund (the “SSR Fund”), which had investment goals and strategies similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund.

(2)

The Russell Midcap® Value Index is an index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

(3)

Class R Shares do not have a performance history as of the date of this Combined Prospectus/Information Statement. As a result, the chart and table give you a picture of the Fund’s long-term performance for Investor A Shares. Investor A Shares would have annual returns substantially similar to Class R Shares

(footnotes continue on top of next page)

differing only to the extent that Investor A and Class R Shares have different expenses. The actual return of Class R Shares would generally be lower than that of Investor A Shares because Class R Shares are subject to higher distribution and/or service (12b-1) fees than Investor A Shares.

Investor A Shares1

ANNUAL TOTAL RETURNS

BlackRock Aurora Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.14% (quarter ended December 31, 2008).

BlackRock Aurora Portfolio

Average Annual Total Return (1)

For The Periods Ended 12/31/09

	1 Year	5 Years (2)	10 Years (2)
Aurora—Investor A
Return Before Taxes	7.32%	(5.22)%	5.30%
Return After Taxes on Distributions	7.12%	(7.59)%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	(4.12)%	4.53%
Aurora—Investor B
Return Before Taxes	7.84%	(5.08)%	5.25%
Aurora—Investor C
Return Before Taxes	11.27%	(4.92)%	5.09%
Aurora—Institutional
Return Before Taxes	13.70%	(3.84)%	6.26%
Aurora—Class R
Return Before Taxes	13.00%	(4.35)%	5.68%
Russell 2500TM Value Index (3)	27.68%	0.84%	8.18%
(Reflects no deduction for fees, expenses or taxes)

(1)	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.
(2)

On January 31, 2005, Aurora reorganized with the State Street Research Aurora Fund (the “SSR Fund”), which had investment goals and strategies substantially similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund.

(footnotes continue on top of next page)

(3)	A recognized unmanaged index of stock market performance that includes those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The accounting survivor of the Reorganization will be Mid-Cap Value Equity. As such, the Combined Fund will continue the performance history of Mid-Cap Value Equity after the closing of the Reorganization.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each of Aurora’s and Mid-Cap Value Equity’s investments and their business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc.

The Trust, on behalf of each of Mid-Cap Value Equity and Aurora, has entered into a management agreement (the “Management Agreement”) with BlackRock Advisors. Pursuant to the Management Agreement, BlackRock Advisors receives for its services to Mid-Cap Value Equity and Aurora a fee at the annual rate calculated as shown below. The Management Agreement will remain in place following the Reorganization and the advisory fee rate of the Combined Fund will be calculated as set forth below for Mid-Cap Value Equity.

BlackRock Advisors has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of certain Funds at the levels shown below (and in the case of contractual caps, at the levels shown both below and in a Fund’s fees and expense table included in “Summary—Fees and Expenses” herein). (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses”). To achieve these expense caps, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses if the Fund’s operating expenses exceed a certain limit.

Aurora Total Annual Management Fee (Before Waivers)

With respect to Aurora, the maximum annual management fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.850%
$1 billion—$2 billion	0.800%
$2 billion—$3 billion	0.750%
More than $3 billion	0.700%

With respect to Aurora, BlackRock Advisors has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Cap[1] on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.48%
Investor B	2.26%
Investor C	2.26%
Institutional	1.08%
Class R	1.65%

*	As a percentage of average daily net assets
[1]

The contractual cap is in effect until February 1, 2011. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Mid-Cap Value Equity/Combined Fund Total Annual Management Fee (Before Waivers)

With respect to Mid-Cap Value Equity (and the Combined Fund after the Reorganization), the maximum annual management fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.800%
$1 billion—$2 billion	0.700%
$2 billion—$3 billion	0.650%
Greater than $3 billion	0.625%

With respect to Mid-Cap Value Equity/Combined Fund, BlackRock Advisors has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.29%
Investor B	2.06%
Investor C	2.06%
Institutional	0.97%
Class R	2.04%[2]

*	As a percentage of average daily net assets
[1]

The contractual cap is in effect until February 1, 2011. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]

Following the closing of the Reorganization, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses on a contractual basis in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets.

With respect to each contractual agreement, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BlackRock Advisors, are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock Advisors or an affiliate serves as a Fund’s manager or administrator.

The Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

A discussion of the Board’s approval of the Management Agreement on behalf of Aurora is included in the Aurora’s annual shareholder report for the year ended September 30, 2009. A discussion of the Board’s approval of the Management Agreement on behalf of Mid-Cap Value Equity is included in Mid-Cap Value Equity’s annual shareholder report for the year ended September 30, 2009.

Portfolio Management

BlackRock Advisors is the investment adviser for Mid-Cap Value Equity and Aurora and will serve as the investment adviser for the Combined Fund. Information about Anthony Forcione, CFA and Kate O’Connor, CFA, the portfolio managers of both Funds, is provided below. Mr. Forcione and Ms. O’Connor will continue in their roles for the Combined Fund following the Reorganization.

Portfolio Manager	Primary Role	Portfolio Manager of Aurora/Mid-Cap Value Equity Since	Title and Recent Biography
Anthony Forcione, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2009/2005	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2002 to 2005.
Kate O’Connor, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005/2009	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.

Other Service Providers

The Funds use the same service providers. PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), located at Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ accounting agent. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Funds’ custodian. PNC GIS, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the Funds’ transfer agent. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Funds. BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as the Funds’ distributor.

Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distribution and Service Fees

Other than the 2.00% redemption fee on the Aurora shares redeemed or exchanged within 30 days of purchase, the service and distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora, Mid-Cap Value Equity and the Combined Fund are identical.  See the Fee Table in “Summary—Fees and Expenses.” Shares of Mid-Cap Value Equity are not, and shares of the Combined Fund will not be, subject to a redemption fee.

Purchase, Exchange, Redemption, Transfer, and Valuation of Shares

Shareholders should refer to the Mid-Cap Value Equity Prospectus (a copy of which accompanies this Combined Prospectus/Information Statement) for the specific procedures applicable to purchases, exchanges, redemptions and transfers of shares.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of Mid-Cap Value Equity, which are identical to those of Aurora.

Distributions

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually.

Short-Term Trading Policy

The Funds have identical market timing policies. See the Mid-Cap Value Equity Prospectus—“Account Information—Short-Term Trading Policy.”

Aurora will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Mid-Cap Value Equity shares are not, and the Combined Fund shares will not be, subject to a redemption fee.

FINANCIAL HIGHLIGHTS

The financial highlights for the Investor A, Investor B, Investor C and Institutional shares of Mid-Cap Value Equity that are contained in the Mid-Cap Value Equity Prospectus, a copy of which accompanies this Combined Prospectus/Information Statement, have been derived from financial statements audited by Deloitte & Touche LLP. The financial highlights for the Investor A, Investor B, Investor C, Institutional and Class R shares of Aurora may be found in the Aurora Prospectus and the Aurora Annual and Semi-Annual Reports which are available without charge by calling 1-800-441-7762.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, Aurora will transfer substantially all of its assets and certain stated liabilities to Mid-Cap Value Equity in exchange for Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of Mid-Cap Value Equity issued to Aurora will be of the same class designation and will have an aggregate net asset value equal to the aggregate net asset value of Aurora’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by Aurora of the shares of Mid-Cap Value Equity, Aurora will distribute the Investor A, Investor B, Investor C, Institutional and Class R shares to its shareholders and will be terminated, dissolved and liquidated as a series of the Trust.

The distribution of Mid-Cap Value Equity shares to Aurora shareholders will be accomplished by opening new accounts on the books of Mid-Cap Value Equity in the names of the Aurora shareholders and transferring to those shareholder accounts the shares of Mid-Cap Value Equity. Such newly-opened accounts on the books of Mid-Cap Value Equity will represent the respective pro rata number of Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity that Aurora is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, each Aurora shareholder will own Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity with an aggregate net asset value equal to the aggregate net asset value of the shares of Aurora that they owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to Aurora shareholders in connection with their receipt of shares of Mid-Cap Value Equity in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, on the Closing Date Aurora will transfer to Mid-Cap Value Equity all of its assets in exchange solely for shares of Mid-Cap Value Equity. The net asset value of the Investor A, Investor B, Investor C, Institutional and Class R shares issued by Mid-Cap Value Equity will be equal to the value of the assets of Aurora transferred to Mid-Cap Value Equity as of the Closing Date, as determined in accordance with Mid-Cap Value Equity’s valuation procedures, net of the assumption by Mid-Cap Value Equity of certain stated liabilities of Aurora provided for in an agreed-upon schedule prior to the Closing Date. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, Aurora will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income as of such date.

Aurora expects to distribute the shares of Mid-Cap Value Equity to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, Aurora will be terminated as a series of the Trust.

Mid-Cap Value Equity and Aurora have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of Mid-Cap Value Equity of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by Aurora to distribute to its shareholders all of its undistributed net investment income, net capital gains and net tax-exempt income; and

•	an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

The review of the investment objectives, restrictions, policies and strategies of Aurora and Mid-Cap Value Equity. See “Comparison of Aurora and Mid-Cap Value Equity—Investment Objectives and Principal Investment Strategies.”

After the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies. BlackRock Advisors has represented that the style and risk/return profile of Mid-Cap Value Equity and Aurora are comparable. Potential transaction costs in restructuring the portfolio holdings of Aurora are to be incurred by Aurora prior to the closing of the Reorganization. However, BlackRock Advisors has advised that neither Aurora nor the Combined Fund will dispose of holdings in the Aurora portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.

•	The relative performance histories of each Fund.

The Board reviewed the relative performance of the Funds over different time periods and compared such performance to the benchmarks applicable to each Fund. Each class of Mid-Cap Value Equity outperformed the corresponding class of Aurora for the periods covered. The Combined Fund will continue the performance history of Mid-Cap Value Equity, the surviving fund, in the Reorganization.

•	The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base. The larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•

The expectation that the shares of the Combined Fund to be received by Aurora shareholders in the Reorganization will be subject to lower management fees as a percentage of average daily net assets and lower gross annual operating expense ratios than the gross annual operating expense ratios of Aurora shares held by the Aurora shareholders prior to the Reorganization. It is also expected that after giving effect to the contractual fee waivers in place, the net operating annual expense ratios of the shares of the Combined Fund (other than Class R shares) received will be lower than the net annual operating expense ratios of Aurora shares. With respect to Class R shares of the Combined Fund received in the Reorganization, after giving effect to the contractual fee waivers in place after the

Reorganization and excluding acquired fund fees and expenses, the net annual operating expense ratio will be equal to the net annual operating expense ratio of Class R shares of Aurora prior to the Reorganization.

Aurora Shares	Gross Expense Ratio[1]	Net Expense Ratio[1]	Combined Fund Shares[1]	Gross Expense Ratio[1]	Net Expense Ratio[1]
Investor A	1.60%	1.48%	Investor A	1.50%	1.29%
Investor B	2.56%	2.26%	Investor B	2.43%	2.06%
Investor C	2.40%	2.26%	Investor C	2.34%	2.06%
Institutional	1.28%	1.08%	Institutional	1.16%	0.97%
Class R	1.86%	1.65%	Class R	1.78%	1.65%[2]

[1]	Excluding interest expense and acquired fund fees and expenses.
[2]

Following the closing of the Reorganization, BlackRock Advisors has agreed to waive fees and/or reimburse expenses on a contractual basis in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Class R shares to 1.65% of average daily net assets. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

•

Aurora shareholders will pay no sales charges in connection with the Reorganization. Shareholders of Aurora will receive shares of Mid-Cap Value Equity, which are similar to the shares of Aurora they currently hold. The sales charges, service fees and distribution fees for each class of Aurora Shares are identical to the sales charges, service fees and distribution fees that would be experienced by the shareholders of the Combined Fund except that there is a 2.00% redemption fee on Aurora shares redeemed or exchanged within 30 days of purchase. Shares of Mid-Cap Value Equity are not, and shares of the Combined Fund will not be, subject to a redemption fee.

•

There is expected to be no gain or loss recognized by Aurora shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization Agreement provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of Aurora in exchange for shares of Mid-Cap Value Equity. Shareholders will receive Investor A, Investor B, Investor C, Institutional or Class R shares of Mid-Cap Value Equity equivalent to the aggregate net asset value of their Investor A, Investor B, Investor C, Institutional or Class R shares, respectively, of Aurora, and are expected to pay no U.S. federal income tax on the transaction. In addition, prior to the Reorganization Aurora will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•	Both Funds are managed by BlackRock Advisors.

•

The fact that the asset base of Aurora is not expected to grow from its current level of approximately $460,071,352 million as of December 31, 2009, and that Mid-Cap Value Equity’s assets, though larger than Aurora’s, have also decreased over the last few years. Mid-Cap Value Equity’s total assets as of December 31, 2009 were approximately $727,055,400.

The Board considered that Aurora’s assets had decreased over time and that the prospects for growth are small. The Board also considered that Mid-Cap Value Equity had better overall long-term performance than Aurora.

•	The potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of Aurora and that the interests of the shareholders of Aurora will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Aurora as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that Aurora and Mid-Cap Value Equity receive an opinion from Sidley Austin LLP, special United States federal income tax counsel to Mid-Cap Value Equity and Aurora, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that Mid-Cap Value Equity and Aurora each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by either Aurora or Mid-Cap Value Equity upon the transfer of substantially all of the assets of Aurora to Mid-Cap Value Equity solely in exchange for shares of Mid-Cap Value Equity and the assumption by Mid-Cap Value Equity of certain stated liabilities of Aurora, or upon the distribution of the shares of Mid-Cap Value Equity by Aurora to its shareholders in the subsequent liquidation of Aurora, except for any gain or loss that may be required to be recognized solely as a result of the close of Aurora’s taxable year due to the Reorganization.

•	No gain or loss will be recognized by a shareholder of Aurora who exchanges all of such shareholder’s shares of Aurora solely for the shares of Mid-Cap Value Equity pursuant to the Reorganization.

•

The aggregate tax basis of the shares of Mid-Cap Value Equity received by a shareholder of Aurora pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Aurora surrendered in exchange therefor, and the holding period of the shares of Mid-Cap Value Equity received by a shareholder of Aurora pursuant to the Reorganization will include the period during which Aurora shares exchanged therefor were held by such shareholder (provided such Aurora shares were held as capital assets on the date of the Reorganization).

•

Mid-Cap Value Equity’s tax basis in assets of Aurora received by Mid-Cap Value Equity pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of Aurora immediately prior to the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of Aurora’s taxable year due to the Reorganization, and Mid-Cap Value Equity’s holding period for such assets will, in each instance, include the period during which the assets were held by Aurora.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of Mid-Cap Value Equity and Aurora and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

Mid-Cap Value Equity intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to Aurora and its shareholders.

Prior to the Closing Date, Aurora will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the portfolio assets of Aurora may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of Aurora’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and Aurora’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Aurora shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of Aurora.

Mid-Cap Value Equity will succeed to the capital loss carryforwards of Aurora, which will be subject to the limitations described below. Aurora has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, Aurora will undergo an “ownership change” for tax purposes (because Aurora is significantly smaller than Mid-Cap Value Equity), and accordingly, Mid-Cap Value Equity’s use of Aurora’s capital loss carryforwards will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of Aurora immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.03% for March, 2010)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date of the Reorganization, the Combined Fund generally will not be allowed to offset realized gains attributable to certain pre-Reorganization built-in gains of one Fund, if any, with capital loss carryforwards attributable to the other Fund. However, unexpired pre-ownership change losses of Aurora could be used to offset realized built-in gains of Aurora.

Shareholders of Aurora may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock Advisors will bear the Reorganization costs of both Aurora and Mid-Cap Value Equity.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Information Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, Mid-Cap Value Equity will establish a position for each Aurora shareholder on the books of Mid-Cap Value Equity containing the appropriate number of shares of Mid-Cap Value Equity to be received in the Reorganization. If you currently hold certificates representing your shares of Aurora, it is not necessary to surrender such certificates. No certificates for shares of Mid-Cap Value Equity will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to Mid-Cap Value Equity and Aurora.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2009: (i) the unaudited capitalization of Aurora; (ii) the unaudited capitalization of Mid-Cap Value Equity; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been consummated. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of Mid-Cap Value Equity will be received by Aurora shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

Fund and Share Class	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Aurora
Investor A	$319,656,461	$14.65	21,823,613
Investor B	$44,974,092	$11.60	3,877,576
Investor C	$64,812,314	$11.59	5,591,030
Institutional	$47,963,777	$16.04	2,990,762
Class R	$1,038,232	$14.50	71,623
Mid-Cap Value Equity*
Investor A	$395,762,577	$9.06	43,675,836
Investor B	$41,196,107	$8.23	5,006,453
Investor C	$92,140,977	$8.20	11,232,605
Institutional	$165,710,324	$9.34	17,741,123
Service**	$2,560,859	$9.17	279,327
Pro Forma Combined Fund***
Investor A	$715,419,038	$9.06	78,952,705
Investor B	$86,170,199	$8.23	10,472,034
Investor C	$156,953,291	$8.20	19,133,661
Institutional	$213,674,101	$9.34	22,876,176
Class R	$1,038,232	$9.34	111,154
Service**	$2,560,859	$9.17	279,327

*	Currently Mid-Cap Value Equity does not have Class R shares outstanding.
**	Service Shares will not be issued in the Reorganization.
***	Assumes the Reorganization had taken place on September 30, 2009. Mid-Cap Value Equity issued 35,276,869 Investor A shares, 5,465,581 Investor B shares, 7,901,056 Investor C shares, 5,135,053 Institutional shares and 111,154 Class R shares to Aurora.

Shareholder Information

As of March 22, 2010, there were [    ●     ] shares of Aurora outstanding. As of March 22, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less that 1% of the outstanding shares of Aurora. As of March 22, 2010, no person was known by Aurora to own beneficially or of record 5% or more of any class of shares of Aurora except as follows:

Name	Address	Percentage and Class	Percentage of Combined Fund Post-Closing

*	Record holders that do not beneficially own the shares.

As of March 22, 2010, there were [    ●    ] shares of Mid-Cap Value Equity outstanding. As of March 22, 2010, the Trustees and officers of the Trust as a group owned an aggregate of less that 1% of the outstanding shares of Mid-Cap Value Equity. As of March 22, 2010, no person was known by Mid-Cap Value Equity to own beneficially or of record 5% or more of any class of shares of Mid-Cap Value Equity except as follows:

Name	Address	Percentage and Class	Percentage of Combined Fund Post-Closing

*	Record holders that do not beneficially own the shares.

Shareholder Rights and Obligations

Aurora and Mid-Cap Value Equity are portfolios of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, the Funds are authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services) and each class has exclusive voting rights with respect to matters relating to the service and/or distribution expenditures of such class and Investor B shareholders may vote upon any material changes to expenses under the Investor A Distribution Plan.

There are no preemptive rights in connection with shares of Aurora or Mid-Cap Value Equity. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Mid-Cap Value Equity, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Dividends and Distributions

Mid-Cap Value Equity and Aurora will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Mid-Cap Value Equity and Aurora may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, other financial intermediary or the Fund. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent a Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, Mid-Cap Value Equity does not intend to hold future regular annual or special meetings of its shareholders unless the election of trustees of the Trust is required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of either Fund should send such proposal to the Trust, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Aurora and Mid-Cap Value Equity

The Funds have the following fundamental investment restrictions.

Under their fundamental investment restrictions, the Funds may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8. Purchase securities of companies for the purpose of exercising control.

A-1

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12. Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

A-2

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 23rd day of February, 2010, by and between BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Trust”), with respect to BlackRock Mid-Cap Value Equity Portfolio, a separate portfolio of the Trust (“Mid-Cap Value Equity”), and the Trust, with respect to BlackRock Aurora Portfolio, a separate portfolio of the Trust (“Aurora”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of Aurora to Mid-Cap Value Equity, in exchange for Investor A, Investor B, Investor C, Institutional and Class R shares of Mid-Cap Value Equity (the “Mid-Cap Value Equity Shares”); (ii) the assumption by Mid-Cap Value Equity, of the Stated Liabilities (as defined in paragraph 1.3) of Aurora; (iii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of Mid-Cap Value Equity Shares to the shareholders of Aurora, and (iv) the termination, dissolution and complete liquidation of Aurora, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, Mid-Cap Value Equity and Aurora are each separate portfolios of the Trust; the Trust is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and Aurora owns securities that generally are assets of the character in which Mid-Cap Value Equity is permitted to invest;

WHEREAS, each of Mid-Cap Value Equity and Aurora qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, Mid-Cap Value Equity is authorized to issue the Mid-Cap Value Equity Shares;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of Mid-Cap Value Equity and its shareholders;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of Aurora and its shareholders;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of Aurora, agrees to convey, transfer and deliver substantially all of the assets of Aurora free and clear of all liens, encumbrances and claims whatsoever. In exchange, Mid-Cap Value Equity agrees: (a) to deliver to the Trust, on behalf of Aurora, the number of full and fractional Mid-Cap Value Equity Shares determined by dividing: (i) the aggregate value of Aurora’s assets with respect to each class of Aurora, net of the Stated Liabilities (as defined in paragraph 1.3) of Aurora with respect to each class of Aurora, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of Mid-Cap Value Equity computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of Aurora described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, Investor A shares of Aurora correspond to the Investor A shares of Mid-Cap Value Equity, Investor B shares of Aurora correspond to the Investor B shares of Mid-Cap Value Equity, Investor C shares of Aurora correspond to the Investor C shares of Mid-Cap Value Equity, Institutional shares of Aurora correspond to the Institutional shares of Mid-Cap Value Equity, and Class R shares of Aurora correspond to the Class R shares of Mid-Cap Value Equity, and the term “Mid-Cap Value Equity Shares” should be read to include each such class of shares of Mid-Cap Value Equity unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of Aurora to be acquired by Mid-Cap Value Equity shall consist of all property owned by Aurora, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to Aurora, any deferred or prepaid expenses shown as an asset on the books of Aurora on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than Aurora’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Trust, on behalf of Aurora, will endeavor to identify and discharge, to the extent practicable, all of the liabilities and obligations of Aurora, including all liabilities relating to operations, before the Closing Date. Mid-Cap Value Equity shall assume only those accrued and unpaid liabilities of Aurora set forth in Aurora’s statement of assets and liabilities as of the Closing Date delivered by the Trust, on behalf of Aurora, to Mid-Cap Value Equity pursuant to paragraph 5.2 (the “Stated Liabilities”). Mid-Cap Value Equity shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of Aurora.

1.4 STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Trust, on behalf of Aurora, will distribute in complete liquidation of Aurora, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Aurora Shareholders”), all of the Mid-Cap Value Equity Shares received by the Trust. Such distribution will be accomplished by the transfer on the books of Mid-Cap Value Equity of Mid-Cap Value Equity Shares credited to the account of Aurora to open accounts on the share records of Mid-Cap Value Equity in the name of Aurora Shareholders, and representing the respective pro rata number of Mid-Cap Value Equity Shares due Aurora Shareholders and Aurora will dissolve as a separate portfolio of the Trust. Mid-Cap Value Equity shall not issue certificates representing Mid-Cap Value Equity Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Mid-Cap Value Equity Shares will be shown on the books of Mid-Cap Value Equity’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Mid-Cap Value Equity Shares in a name other than the registered holder of Aurora shares on the books of Aurora as of that time shall, as a condition of such transfer, be paid by the person to whom such Mid-Cap Value Equity Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of Aurora, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to Aurora shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of Aurora, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to Mid-Cap Value Equity, shall be made available to Aurora from and after the Closing Date at Mid-Cap Value Equity’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust on behalf of Mid-Cap Value Equity and on behalf of Aurora.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by Mid-Cap Value Equity hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using Mid-Cap Value Equity’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Mid-Cap Value Equity Shares, and to the extent necessary, fractional Mid-Cap Value Equity Shares, of an aggregate net asset value equal to the value of the assets of Aurora acquired, determined as hereinafter provided, reduced by the amount of liabilities of Aurora assumed by Mid-Cap Value Equity, shall be issued by Mid-Cap Value Equity in exchange for such assets of Aurora. The net asset value per share of the Investor A, Investor B, Investor C, Institutional and Class R Mid-Cap Value Equity Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R shares, respectively, computed as of the Valuation Time, using Mid-Cap Value Equity’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur during the second quarter of 2010, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Aurora shall instruct its Custodian, PFPC Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to Mid-Cap Value Equity on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by Aurora. Aurora’s Assets represented by a certificate or other written instrument shall be presented by the Custodian to Aurora and Mid-Cap Value Equity, for examination no later than five (5) business days preceding the Closing Date and transferred as of the Closing Date on its books from the account it maintains for Aurora to the account it maintains for Mid-Cap Value Equity in such manner and condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. Aurora’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by Aurora shall be transferred and delivered by Aurora as of the Closing Date for the account of Mid-Cap Value Equity.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of Mid-Cap Value Equity or Aurora are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Mid-Cap Value Equity or Aurora is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. Aurora shall instruct its transfer agent, PNC GIS, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Aurora Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Aurora Shareholder immediately prior to the Closing. Mid-Cap Value Equity shall issue and deliver, or instruct its transfer agent, PNC GIS, to issue and deliver, a confirmation evidencing Mid-Cap Value Equity Shares to be credited on the Closing Date to Aurora, or provide evidence reasonably satisfactory to Aurora that such Mid-Cap Value Equity Shares have been credited to Aurora’s account on the books of Mid-Cap Value Equity and a certificate of an authorized officer stating that its records contain the names and addresses of Mid-Cap Value Equity shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Mid-Cap Value Equity shareholder immediately prior to the Closing.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If Aurora is unable to make delivery pursuant to paragraph 3.2 hereof to the Custodian on behalf of Mid-Cap Value Equity of any of the Assets of Aurora for the reason that any of such Assets have not yet been delivered to it by Aurora’s broker, dealer or other counterparty, then, in lieu of such delivery, Aurora shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by Mid-Cap Value Equity or the Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF AURORA. The Trust, on behalf of Aurora, represents and warrants, to Mid-Cap Value Equity, as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. Aurora is a legally designated, separate portfolio of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Aurora. The Trust, on behalf of Aurora, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Aurora.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Aurora.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Information Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to Aurora, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Aurora, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to Aurora for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Trust’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects as they relate to Aurora and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Trust is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust will not, result in the violation of Massachusetts law, or any provision of the Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

(f) Aurora has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against Aurora or any of its properties or assets which, if adversely determined, would materially and adversely affect Aurora’s financial condition, the conduct of its business or which would prevent or hinder the ability of Aurora to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of Aurora as of September 30, 2009 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly reflect the financial condition and the results of operations of Aurora as of such date and the results of operations and changes in net assets for the periods indicated.

(i) There have been no changes in the financial position of Aurora as reflected in the audited financial statements as of September 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Aurora shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in Aurora’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of Aurora (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of Aurora due to declines in the value of Aurora’s Assets, the discharge of Aurora’s liabilities or the redemption of Aurora shares by Aurora Shareholders shall not constitute a material adverse change.

(j) Since September 30, 2009 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Aurora other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of Aurora granted by or on behalf of Aurora to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Trust with respect to Aurora; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of Aurora, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of Aurora for borrowed money or any commitment to borrow money by or on behalf of Aurora; (v) any amendment of the Trust’s or Aurora’s organizational documents in a manner materially affecting Aurora; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of Aurora other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Aurora required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Aurora’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of September 30, 2009, there were outstanding 34,354,604 shares of Aurora. All issued and outstanding shares of beneficial interest of Aurora have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. Aurora has no outstanding options, warrants or other rights to subscribe for or purchase any shares of Aurora and has no outstanding securities convertible into any shares of Aurora.

(m) At the Closing Date, the Trust will have good and marketable title to the Assets to be transferred to Mid-Cap Value Equity pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which Mid-Cap Value Equity has received notice and which have been taken into account in the net asset valuation of Aurora, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, Mid-Cap Value Equity will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by Mid-Cap Value Equity.

(n) The Trust has the power to enter into this Agreement with respect to Aurora and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein with respect to Aurora have been duly authorized by all necessary action on the part of the trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) Aurora has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust on behalf of Aurora of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust on behalf of Aurora of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, Aurora shall have declared a dividend or dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Aurora Shareholders all of Aurora’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF MID-CAP VALUE EQUITY. The Trust, on behalf of Mid-Cap Value Equity, represents and warrants, to Aurora, as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. Mid-Cap Value Equity is a legally designated, separate portfolio of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Mid-Cap Value Equity. The Trust, on behalf of Mid-Cap Value Equity, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on Mid-Cap Value Equity.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Mid-Cap Value Equity.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and Mid-Cap Value Equity, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and Mid-Cap Value Equity, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning Aurora furnished to Mid-Cap Value Equity by the Trust, on behalf of Aurora. Any written information furnished by the Trust with respect to the Trust and Mid-Cap Value Equity for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Trust’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects as they relate to Mid-Cap Value Equity and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Trust is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust will not, result in violation of Massachusetts law, or any provision of the Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against Mid-Cap Value Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect Mid-Cap Value Equity’s financial condition, the conduct of its business or which would prevent or hinder the ability of Mid-Cap Value Equity to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of Mid-Cap Value Equity as of September 30, 2009 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Trust) fairly reflect the financial condition and the results of operations of Mid-Cap Value Equity as of such date and the results of operations and changes in net assets for the periods indicated.

(h) There have been no changes in the financial position of Mid-Cap Value Equity as reflected in the audited financial statements of Mid-Cap Value Equity as of September 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Mid-Cap Value Equity shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse changes in Mid-Cap Value Equity’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of Mid-Cap Value Equity (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of Mid-Cap Value Equity due to declines in the value of Mid-Cap Value Equity’s assets, the discharge of Mid-Cap Value Equity liabilities or the redemption of Mid-Cap Value Equity shares by Mid-Cap Value Equity shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of Mid-Cap Value Equity required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of Mid-Cap Value Equity’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of September 30, 2009, there were outstanding 77,935,344 shares of Mid-Cap Value Equity. All issued and outstanding shares of beneficial interest of Mid-Cap Value Equity have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of Mid-Cap Value Equity will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Mid-Cap Value Equity’s transfer agent as provided in paragraph 3.4. Mid-Cap Value Equity has no outstanding options, warrants or other rights to subscribe for or purchase any shares of Mid-Cap Value Equity and has no outstanding securities convertible into any shares of Mid-Cap Value Equity.

(k) At the Closing Date, the Trust, on behalf of Mid-Cap Value Equity, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which Aurora has received notice at or prior to the Closing Date.

(l) The Trust has the power with respect to Mid-Cap Value Equity to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement with respect to Mid-Cap Value Equity and consummation of the transactions contemplated herein with respect to Mid-Cap Value Equity have been duly authorized by all necessary action on the part of the trustees of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) Mid-Cap Value Equity Shares to be issued by the Trust and delivered for the account of Aurora Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, Mid-Cap Value Equity Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Trust’s prospectus).

(n) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) Mid-Cap Value Equity has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust on behalf of Mid-Cap Value Equity of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF MID-CAP VALUE EQUITY AND AURORA

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.2, each of Mid-Cap Value Equity and Aurora will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date the Trust will prepare a statement of the assets and liabilities of Aurora as of such date for review and agreement by the parties to determine that the Assets and Stated Liabilities of Aurora are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of Aurora, will deliver at the Closing (1) an updated statement of assets and liabilities of Aurora and (2) a list of Aurora’s Assets showing the tax costs of each of its assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust shall make available to its officers and agents, for the benefit of Mid-Cap Value Equity, all books and records of Aurora.

5.4 ADDITIONAL INFORMATION. The Trust will assist Mid-Cap Value Equity in obtaining such information as Mid-Cap Value Equity reasonably requests concerning the beneficial ownership of Aurora’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of Aurora, will terminate all agreements to which Aurora is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, Mid-Cap Value Equity and Aurora will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, Aurora covenants that it will, as and when reasonably requested by Mid-Cap Value Equity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Mid-Cap Value Equity may reasonably deem necessary or desirable in order to vest in and confirm Mid-Cap Value Equity’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Trust will prepare and file with the Commission the Registration Statement relating to Mid-Cap Value Equity Shares to be issued to shareholders of Aurora. The Registration Statement shall include a combined prospectus/information statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

The Trust shall not take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Mid-Cap Value Equity and Aurora will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, special United States federal income tax counsel to the Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.9 REASONABLE BEST EFFORTS. The Trust, on behalf of Mid-Cap Value Equity and Aurora, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. Mid-Cap Value Equity agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Trust, on behalf of Aurora, shall furnish to Mid-Cap Value Equity, in such form as is reasonably satisfactory to Mid-Cap Value Equity, a statement of the earnings and profits of Aurora for U.S. federal income tax purposes, as well as any capital loss carryovers and items that Mid-Cap Value Equity will succeed to and take into account as a result of Section 381 of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF AURORA

The obligations of Aurora to consummate the transactions provided for herein shall be subject, at its election, to the performance by Mid-Cap Value Equity of all the obligations to be performed by Mid-Cap Value Equity pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Trust, on behalf of itself and Mid-Cap Value Equity, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Trust is currently contractually obligated to pay for services provided to Mid-Cap Value Equity nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any, other than shall have been previously disclosed to Aurora.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP VALUE EQUITY

The obligations of Mid-Cap Value Equity to consummate the transactions provided for herein shall be subject, at its election, to the performance by Aurora of all the obligations to be performed by Aurora pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of itself and Aurora, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, Aurora shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Aurora shareholders all of Aurora’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Trust is currently contractually obligated to pay for services provided to Aurora or any material reduction in the fee waiver or expense reduction undertakings from those described in the most recent prospectus and statement of additional information of Aurora, other than in each case those previously described to Mid-Cap Value Equity.

7.4 The Trust, on behalf of Aurora, shall have taken all steps required to terminate all agreements to which Aurora is a party (other than this Agreement) and pursuant to which Aurora has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF

MID-CAP VALUE EQUITY, THE TRUST AND AURORA

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to Aurora, Mid-Cap Value Equity or the Trust on behalf of either Aurora or Mid-Cap Value Equity, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of Mid-Cap Value Equity or Aurora, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust on Form N-1A under the 1933 Act covering the sale of shares of Mid-Cap Value Equity shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against Aurora, the Trust or Mid-Cap Value Equity or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Trust on behalf of each of Aurora and Mid-Cap Value Equity shall have received an opinion of Sidley Austin LLP, special United States tax counsel to Mid-Cap Value Equtiy and Aurora, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of substantially all of the Assets of Aurora solely in exchange for Mid-Cap Value Equity Shares and the assumption by Mid-Cap Value Equity of the Stated Liabilities of Aurora followed by the distribution of Mid-Cap Value Equity Shares to Aurora Shareholders in complete dissolution and liquidation of Aurora, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Mid-Cap Value Equity and Aurora will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by Mid-Cap Value Equity upon the receipt of substantially all of the Assets of Aurora solely in exchange for Mid-Cap Value Equity Shares and the assumption by Mid-Cap Value Equity of the Stated Liabilities of Aurora except for any gain or loss that may be required to be recognized solely as a result of the close of Aurora’s taxable year due to the Reorganization;

(c) no gain or loss will be recognized by Aurora upon the transfer of substantially all of the Assets of Aurora to Mid-Cap Value Equity solely in exchange for Mid-Cap Value Equity Shares and the assumption by Mid-Cap Value Equity of the Stated Liabilities of Aurora or upon the distribution of Mid-Cap Value Equity Shares to Aurora Shareholders in exchange for such shareholders’ shares of Aurora in liquidation of Aurora;

(d) no gain or loss will be recognized by Aurora Shareholders upon the exchange of their Aurora shares solely for Mid-Cap Value Equity Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Mid-Cap Value Equity Shares received by each Aurora Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Aurora shares exchanged therefor by such shareholder;

(f) the holding period of Mid-Cap Value Equity Shares to be received by each Aurora Shareholder pursuant to the Reorganization will include the period during which Aurora shares exchanged therefor were held by such shareholder, provided such Aurora shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by Mid-Cap Value Equity will be the same as the tax basis of such Assets to Aurora immediately before the Reorganization except for certain adjustments that may be required to be made solely as a result of the close of Aurora’s taxable year due to the Reorganization; and

(h) the holding period of the Assets in the hands of Mid-Cap Value Equity will include the period during which those Assets were held by Aurora.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of Aurora and Mid-Cap Value Equity will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Mid-Cap Value Equity nor Aurora may waive the conditions set forth in this paragraph 8.5.

The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Aurora with respect to the recognition of any unrealized gain or loss for any asset that is required to be marked to market for U.S. federal income tax purposes upon termination of Aurora’s taxable year.

ARTICLE IX

EXPENSES

9.1 BlackRock Advisors, LLC shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Trust and Aurora in connection with the purchase and sale of assets and liquidation and dissolution of Aurora contemplated by the provisions of this Agreement, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by it in connection with the preparation of the Registration Statement.

9.2 BlackRock Advisors, LLC shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Trust and Mid-Cap Value Equity in connection with the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Trust and Mid-Cap Value Equity in connection with the preparation of the Registration Statement.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust, on behalf of Mid-Cap Value Equity and Aurora, represents that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 The Trust, on behalf of Mid-Cap Value Equity, or the Trust, on behalf of Aurora, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of Aurora, Mid-Cap Value Equity, the Trust, or the Board of Trustees, or their respective officers, to the other party or the Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of Mid-Cap Value Equity and on behalf of Aurora, as specifically authorized by the Board of Trustees.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Trust, on behalf of Aurora, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to the Trust, on behalf of Mid-Cap Value Equity, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to any other address that the Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDSSM on behalf of its portfolio, BLACKROCK AURORA PORTFOLIO

By:
Name:
Title:

BLACKROCK FUNDSSM on behalf of its portfolio, BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO

By:
Name:
Title:

BLACKROCK AURORA PORTFOLIO OF

BLACKROCK FUNDSSM

BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO OF

BLACKROCK FUNDSSM

PART B

STATEMENT OF ADDITIONAL INFORMATION

April 5, 2010

This Statement of Additional Information (the “Reorganization SAI”) relates to the pending transfer of all of the assets and stated liabilities of BlackRock Aurora Portfolio (“Aurora”), a portfolio of BlackRock FundsSM, a Massachusetts business trust (the “Trust”), to BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), also a portfolio of the Trust (the “Reorganization”).

This Reorganization SAI contains information which may be of interest to shareholders of Aurora relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated April 5, 2010 (the “Combined Prospectus/Information Statement”). As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of certain stated liabilities, of Aurora in exchange for shares of Mid-Cap Value Equity. Aurora would distribute Mid-Cap Value Equity shares it receives to its shareholders in complete liquidation of Aurora.

This Reorganization SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Mid-Cap Value Equity, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this Reorganization SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

Fund/Class	Ticker Symbol	Fund/Class	Ticker Symbol
Aurora		Mid-Cap Value Equity
Investor A	SSRAX	Investor A	BMCAX
Investor B	SSRPX	Investor B	BMCVX
Investor C	SSRDX	Investor C	BMCCX
Class R	SSRRX	Class R	—
Institutional	SSRCX	Institutional	CMVIX

SAI-1

TABLE OF CONTENTS

Additional Information about Aurora and Mid-Cap Value Equity	SAI-3
Financial Statements	SAI-3

SAI-2

ADDITIONAL INFORMATION ABOUT AURORA AND MID-CAP VALUE EQUITY

For Mid-Cap Value Equity: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Trust dated January 29, 2010, as supplemented (SEC Accession No. 0000891092-10-000356); the Mid-Cap Value Equity Annual Report for the fiscal year ended September 30, 2009 (SEC Accession No. 0001193125-09-248392).

For Aurora: Incorporates by reference the Aurora Annual Report to Shareholders for the fiscal year ended September 30, 2009 (SEC Accession No. 0001193125-09-248392).

FINANCIAL STATEMENTS

Unaudited pro forma financial statements for the Combined Fund are provided on the following pages. The pro forma financial statements are presented as of September 30, 2009.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on September 30, 2009. The unaudited pro forma statement of operations reflects expenses for the twelve months ended September 30, 2009. The pro forma financial statements give effect to the proposed exchange of shares of Mid-Cap Value Equity for the assets and certain stated liabilities of Aurora, with Mid-Cap Value Equity being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Mid-Cap Value Equity will sell any securities of Aurora acquired in the Reorganization other than in the ordinary course of business.

Pro Forma Condensed Combined Scheduled of Investments

for Mid-Cap Value Equity and Aurora

as of September 30, 2009 (Unaudited)

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Common Stocks
Aerospace & Defense	1.6%
Honeywell International, Inc.		122,520	$4,551,618	—	$—	122,520	$4,551,618
L-3 Communications Holdings, Inc.		66,700	5,357,344	—	—	66,700	5,357,344
Orbital Sciences Corp. (a)		365,300	5,468,541	252,677	3,782,575	617,977	9,251,116

			15,377,503		3,782,575		19,160,078

Auto Components	1.2%
Autoliv, Inc.		78,600	2,640,960	115,500	3,880,800	194,100	6,521,760
Cooper Tire & Rubber Co.		248,400	4,366,872	—	—	248,400	4,366,872
Federal Mogul Corp. (a)		242,300	2,924,561	—	—	242,300	2,924,561

			9,932,393		3,880,800		13,813,193

SAI-3

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Automobiles	0.4%
Thor Industries, Inc.		—	$—	134,700	$4,168,965	134,700	$4,168,965

Beverages	0.9%
Constellation Brands, Inc.—Class A (a)		254,500	3,855,675	—	—	254,500	3,855,675
Molson Coors Brewing Co.—Class B		146,600	7,136,488	—	—	146,600	7,136,488

			10,992,163		—		10,992,163

Capital Markets	1.9%
Freedom Pay, Inc. (a)		43,051	431	—	—	43,051	431
Invesco Ltd.		381,430	8,681,346	94,900	2,159,924	476,330	10,841,270
Morgan Stanley		195,600	6,040,128	—	—	195,600	6,040,128
TD Ameritrade Holding Corp. (a)		289,100	5,672,142	—	—	289,100	5,672,142

			20,394,047		2,159,924		22,553,971

Chemicals	3.3%
Airgas, Inc.		—	—	49,300	2,384,641	49,300	2,384,641
Albemarle Corp.		261,600	9,051,360	162,200	5,612,120	423,800	14,663,480
FMC Corp.		131,250	7,382,812	152,800	8,595,000	284,050	15,977,812
Olin Corp.		—	—	373,200	6,508,608	373,200	6,508,608

			16,434,172		23,100,369		39,534,541

Commercial Banks	4.9%
City National Corp. (b)		120,800	4,702,744	—	—	120,800	4,702,744
CVB Financial Corp. (b)		—	—	676,100	5,131,599	676,100	5,131,599
Fifth Third Bancorp		556,700	5,639,371	—	—	556,700	5,639,371
Glacier Bancorp, Inc.		—	—	132,703	1,982,583	132,703	1,982,583
KeyCorp		1,565,750	10,177,375	1,230,900	8,000,850	2,796,650	18,178,225
Sterling Bancshares, Inc.		—	—	962,600	7,036,606	962,600	7,036,606
TCF Financial Corp. (b)		—	—	510,200	6,653,008	510,200	6,653,008
United Bankshares, Inc.		—	—	103,129	2,020,297	103,129	2,020,297
Zions Bancorporation (b)		392,090	7,045,857	—	—	392,090	7,045,857

			27,565,347		30,824,943		58,390,290

Commercial Services & Supplies	2.0%
The Brink’s Co.		—	—	74,151	1,995,403	74,151	1,995,403
Corrections Corp. of America (a)		260,900	5,909,385	—	—	260,900	5,909,385
The GEO Group, Inc. (a)		—	—	410,700	8,283,819	410,700	8,283,819
Republic Services, Inc.		274,760	7,300,373	—	—	274,760	7,300,373

			13,209,758		10,279,222		23,488,980

SAI-4

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Communications Equipment	1.1%
ADTRAN, Inc.		—	$—	202,800	$4,978,740	202,800	$4,978,740
Arris Group, Inc. (a)		—	—	236,300	3,074,263	236,300	3,074,263
Polycom, Inc. (a)		—	—	188,600	5,045,050	188,600	5,045,050

			—		13,098,053		13,098,053

Construction & Engineering	0.7%
Granite Construction, Inc.		—	—	126,500	3,913,910	126,500	3,913,910
KBR, Inc.		—	—	175,300	4,082,737	175,300	4,082,737

			—		7,996,647		7,996,647

Consumer Finance	0.3%
SLM Corp. (a)		407,300	3,551,656	—	—	407,300	3,551,656

Containers & Packaging	0.9%
Owens-Illinois, Inc. (a)		195,840	7,226,496	—	—	195,840	7,226,496
Pactiv Corp. (a)		148,500	3,868,425	—	—	148,500	3,868,425

			11,094,921		—		11,094,921

Diversified Consumer Services	0.4%
H&R Block, Inc.		254,100	4,670,358	—	—	254,100	4,670,358

Diversified Financial Services	3.0%
NYSE Euronext		283,600	8,193,204	144,500	4,174,605	428,100	12,367,809
PHH Corp. (a)		500,850	9,936,864	633,116	12,561,021	1,133,966	22,497,885

			18,130,068		16,735,626		34,865,694

Electric Utilities	2.2%
American Electric Power Co., Inc.		202,470	6,274,545	—	—	202,470	6,274,545
Entergy Corp.		98,800	7,890,168	—	—	98,800	7,890,168
Northeast Utilities		357,950	8,497,733	—	—	357,950	8,497,733
Unisource Energy Corp.		—	—	100,600	3,093,450	100,600	3,093,450

			22,662,446		3,093,450		25,755,896

Electrical Equipment	1.0%
AMETEK, Inc.		—	—	174,800	6,102,268	174,800	6,102,268
Regal-Beloit Corp.		—	—	127,700	5,837,167	127,700	5,837,167

			—		11,939,435		11,939,435

Electronic Equipment, Instruments & Components	3.3%
Amphenol Corp.—Class A		—	—	142,300	5,361,864	142,300	5,361,864
Anixter International, Inc. (a)		172,575	6,921,983	167,900	6,734,469	340,475	13,656,452
Tech Data Corp. (a)		119,236	4,961,410	214,800	8,937,828	334,036	13,899,238
Tyco Electronics Ltd.		258,500	5,759,380	—	—	258,500	5,759,380

			17,642,773		21,034,161		38,676,934

SAI-5

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Energy Equipment & Services	2.0%
Core Laboratories NV		—	$—	36,000	$3,711,240	36,000	$3,711,240
Noble Corp.		198,200	7,523,672	—	—	198,200	7,523,672
Oil States International, Inc. (a)		—	—	172,500	6,059,925	172,500	6,059,925
Weatherford International Ltd. (a)		298,300	6,183,759	—	—	298,300	6,183,759

			13,707,431		9,771,165		23,478,596

Food & Staples Retailing	2.2%
BJ’s Wholesale Club, Inc. (a)		—	—	137,900	4,994,738	137,900	4,994,738
The Kroger Co.		346,100	7,143,504	—	—	346,100	7,143,504
Safeway, Inc.		494,980	9,761,006	—	—	494,980	9,761,006
Winn-Dixie Stores, Inc. (a)		—	—	270,700	3,551,584	270,700	3,551,584

			16,904,510		8,546,322		25,450,832

Food Products	1.8%
Del Monte Foods Co.		745,317	8,630,771	221,000	2,559,180	966,317	11,189,951
The J.M. Smucker Co.		110,600	5,862,906	—	—	110,600	5,862,906
TreeHouse Foods, Inc. (a)(b)		—	—	131,692	4,697,454	131,692	4,697,454

			14,493,677		7,256,634		21,750,311

Gas Utilities	1.2%
EQT Corp.		152,700	6,505,020	—	—	152,700	6,505,020
Questar Corp.		214,300	8,049,108	—	—	214,300	8,049,108

			14,554,128		—		14,554,128

Health Care Equipment & Supplies	1.1%
The Cooper Cos., Inc.		188,676	5,609,337	146,100	4,343,553	334,776	9,952,890
Hologic, Inc. (a)		211,190	3,450,845	—	—	211,190	3,450,845

			9,060,182		4,343,553		13,403,735

Health Care Providers & Services	4.2%
Amedisys, Inc. (a)		—	—	85,600	3,734,728	85,600	3,734,728
CIGNA Corp.		—	—	165,700	4,654,513	165,700	4,654,513
Coventry Health Care, Inc. (a)		—	—	124,200	2,479,032	124,200	2,479,032
DaVita, Inc. (a)		59,700	3,381,408	—	—	59,700	3,381,408
LifePoint Hospitals, Inc. (a)		—	—	227,600	6,158,856	227,600	6,158,856
Lincare Holdings, Inc. (a)		—	—	150,900	4,715,625	150,900	4,715,625
MEDNAX, Inc. (a)		104,350	5,730,902	37,100	2,037,532	141,450	7,768,434
Psychiatric Solutions, Inc. (a)(b)		—	—	166,600	4,458,216	166,600	4,458,216
Universal Health Services, Inc.—Class B		80,200	4,966,786	—	—	80,200	4,966,786
WellPoint, Inc. (a)		145,200	6,876,672	—	—	145,200	6,876,672

			20,955,768		28,238,502		49,194,270

SAI-6

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Hotels, Restaurants & Leisure	3.0%
Bally Technologies, Inc. (a)		94,800	$3,637,476	—	$—	94,800	$3,637,476
Burger King Holdings, Inc. (b)		142,700	2,510,093	—	—	142,700	2,510,093
Darden Restaurants, Inc. (b)		106,800	3,645,084	67,565	2,305,994	174,365	5,951,078
Penn National Gaming, Inc. (a)		—	—	107,100	2,962,386	107,100	2,962,386
Scientific Games Corp.— Class A (a)		304,000	4,812,320	466,629	7,386,737	770,629	12,199,057
Sonic Corp. (a)		—	—	278,200	3,076,892	278,200	3,076,892
Wendy’s/Arby’s Group, Inc.—Class A		—	—	920,800	4,355,384	920,800	4,355,384

			14,604,973		20,087,393		34,692,366

Household Durables	1.9%
Jarden Corp.		—	—	208,600	5,855,402	208,600	5,855,402
Newell Rubbermaid, Inc.		—	—	362,800	5,692,332	362,800	5,692,332
Snap-On, Inc.		—	—	129,500	4,501,420	129,500	4,501,420
The Stanley Works		141,000	6,019,290	—	—	141,000	6,019,290

			6,019,290		16,049,154		22,068,444

Independent Power Producers & Energy Traders	0.7%
NRG Energy, Inc. (a)(b)		288,890	8,143,809	—	—	288,890	8,143,809

Industrial Conglomerates	0.9%
Textron, Inc.		305,900	5,805,982	254,994	4,839,786	560,894	10,645,768

Insurance	6.7%
AXIS Capital Holdings Ltd.		231,030	6,972,485	—	—	231,030	6,972,485
The Hanover Insurance Group, Inc.		266,299	11,006,138	238,730	9,866,711	505,029	20,872,849
HCC Insurance Holdings, Inc.		336,600	9,206,010	—	—	336,600	9,206,010
Lincoln National Corp.		160,800	4,166,328	—	—	160,800	4,166,328
Navigators Group, Inc. (a)		—	—	64,300	3,536,500	64,300	3,536,500
Platinum Underwriters Holdings Ltd.		—	—	71,277	2,554,568	71,277	2,554,568
RenaissanceRe Holdings Ltd.		154,400	8,454,944	—	—	154,400	8,454,944
The Travelers Cos., Inc.		92,950	4,575,929	—	—	92,950	4,575,929
W.R. Berkley Corp.		303,000	7,659,840	171,900	4,345,632	474,900	12,005,472
XL Capital Ltd.—Class A		392,550	6,853,923	—	—	392,550	6,853,923

			58,895,597		20,303,411		79,199,008

Internet & Catalog Retail	0.3%
Expedia, Inc. (a)		131,100	3,139,845	—	—	131,100	3,139,845

SAI-7

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Internet Software & Services	1.3%
eBay, Inc. (a)		88,020	$2,078,152	—	$—	88,020	$2,078,152
SkillSoft Plc—ADR (a)		—	—	790,413	7,587,965	790,413	7,587,965
Yahoo!, Inc. (a)		317,000	5,645,770	—	—	317,000	5,645,770

			7,723,922		7,587,965		15,311,887

IT Services	2.2%
Amdocs Ltd. (a)		175,014	4,704,376	—	—	175,014	4,704,376
Fidelity National Information Services, Inc.		382,150	9,748,647	—	—	382,150	9,748,647
Lender Processing Services, Inc.		—	—	252,100	9,622,657	252,100	9,622,657
Paychex, Inc.		79,500	2,309,475	—	—	79,500	2,309,475

			16,762,498		9,622,657		26,385,155

Leisure Equipment & Products	1.4%
Hasbro, Inc.		—	—	349,000	9,684,750	349,000	9,684,750
Mattel, Inc.		374,200	6,907,732	—	—	374,200	6,907,732

			6,907,732		9,684,750		16,592,482

Life Sciences Tools & Services	0.3%
Thermo Fisher Scientific, Inc. (a)		73,300	3,201,011	—	—	73,300	3,201,011

Machinery	4.2%
AGCO Corp. (a)		203,500	5,622,705	—	—	203,500	5,622,705
Danaher Corp.		121,900	8,206,308	—	—	121,900	8,206,308
Donaldson Co., Inc.		—	—	75,000	2,597,250	75,000	2,597,250
Eaton Corp.		100,000	5,659,000	—	—	100,000	5,659,000
Kennametal, Inc.		—	—	162,694	4,003,899	162,694	4,003,899
Mueller Water Products, Inc.—Class A		—	—	414,200	2,269,816	414,200	2,269,816
Navistar International Corp. (a)		76,300	2,855,146	—	—	76,300	2,855,146
Parker Hannifin Corp.		98,900	5,126,976	—	—	98,900	5,126,976
Pentair, Inc.		—	—	249,600	7,368,192	249,600	7,368,192
Terex Corp. (a)		—	—	319,100	6,614,943	319,100	6,614,943

			27,470,135		22,854,100		50,324,235

Marine	0.4%
Kirby Corp. (a)		—	—	135,400	4,985,428	135,400	4,985,428

Media	3.4%
Arbitron, Inc.		—	—	376,500	7,816,140	376,500	7,816,140
Cablevision Systems Corp.— Class A		410,300	9,744,625	117,200	2,783,500	527,500	12,528,125
The Interpublic Group of Cos., Inc. (a)		763,200	5,739,264	—	—	763,200	5,739,264
Regal Entertainment Group—Class A		—	—	358,600	4,417,952	358,600	4,417,952
Viacom, Inc.—Class B (a)		355,950	9,980,838	—	—	355,950	9,980,838

			25,464,727		15,017,592		40,482,319

SAI-8

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Metals & Mining	3.2%
Carpenter Technology Corp.		264,400	$6,184,316	—	$—	264,400	$6,184,316
Compass Minerals International, Inc.		43,700	2,692,794	73,700	4,541,394	117,400	7,234,188
Freeport-McMoRan Copper & Gold, Inc.		24,400	1,674,084	—	—	24,400	1,674,084
Horsehead Holding Corp. (a)		—	—	426,400	4,997,408	426,400	4,997,408
Reliance Steel & Aluminum Co.		123,650	5,262,544	—	—	123,650	5,262,544
Steel Dynamics, Inc.		—	—	331,300	5,082,142	331,300	5,082,142
Thompson Creek Metals Co., Inc. (a)(b)		—	—	354,900	4,283,643	354,900	4,283,643
United States Steel Corp. (b)		76,700	3,403,179	—	—	76,700	3,403,179

			19,216,917		18,904,587		38,121,504

Multiline Retail	1.2%
Macy’s, Inc.		401,650	7,346,179	—	—	401,650	7,346,179
Saks, Inc. (a)(b)		597,400	4,074,268	383,900	2,618,198	981,300	6,692,466

			11,420,447		2,618,198		14,038,645

Multi-Utilities	2.5%
CMS Energy Corp.		618,600	8,289,240	374,100	5,012,940	992,700	13,302,180
PG&E Corp.		208,600	8,446,214	—	—	208,600	8,446,214
Wisconsin Energy Corp.		164,200	7,416,914	—	—	164,200	7,416,914

			24,152,368		5,012,940		29,165,308

Office Electronics	0.5%
Xerox Corp.		489,400	3,787,956	—	—	489,400	3,787,956

Oil, Gas & Consumable Fuels	6.2%
Atlas Energy, Inc.		—	—	324,000	8,770,680	324,000	8,770,680
Cimarex Energy Co.		189,500	8,209,140	—	—	189,500	8,209,140
CONSOL Energy, Inc.		195,681	8,827,170	—	—	195,681	8,827,170
James River Coal Co. (a)		—	—	325,200	6,214,572	325,200	6,214,572
Newfield Exploration Co. (a)		247,900	10,550,624	145,100	6,175,456	393,000	16,726,080
Plains Exploration & Production Co. (a)		351,800	9,730,788	—	—	351,800	9,730,788
Southwestern Energy Co. (a)		104,580	4,463,474	—	—	104,580	4,463,474
Whiting Petroleum Corp. (a)		140,500	8,089,990	36,600	2,107,428	177,100	10,197,418

			49,871,186		23,268,136		73,139,322

Paper & Forest Products	0.5%
Weyerhaeuser Co.		152,900	5,603,785	—	—	152,900	5,603,785

Personal Products	0.5%
The Estee Lauder Cos., Inc.— Class A		157,500	5,840,100	—	—	157,500	5,840,100

Professional Services	0.6%
Dun & Bradstreet Corp.		71,100	5,355,252	—	—	71,100	5,355,252
FTI Consulting, Inc. (a)		—	—	35,800	1,525,438	35,800	1,525,438

			5,355,252		1,525,438		6,880,690

SAI-9

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Real Estate Investment Trusts (REITs)	4.0%
Alexandria Real Estate Equities, Inc. (b)		102,600	$5,576,310	46,500	$2,527,275	149,100	$8,103,585
Chimera Investment Corp.		2,689,310	10,273,164	635,000	2,425,700	3,324,310	12,698,864
DCT Industrial Trust, Inc.		—	—	640	3,270	640	3,270
MFA Financial, Inc.		1,133,800	9,025,048	1,304,600	10,384,616	2,438,400	19,409,664
Nationwide Health Properties, Inc.		—	—	157,000	4,865,430	157,000	4,865,430
Redwood Trust, Inc. (b)		109,400	1,695,700	—	—	109,400	1,695,700

			26,570,222		20,206,291		46,776,513

Real Estate Management & Development	0.4%
Forestar Group, Inc. (a)		259,400	4,456,492	—	—	259,400	4,456,492

Road & Rail	0.8%
Genesee & Wyoming, Inc.— Class A (a)		—	—	147,000	4,457,040	147,000	4,457,040
Union Pacific Corp.		77,700	4,533,795	—	—	77,700	4,533,795

			4,533,795		4,457,040		8,990,835

Semiconductors & Semiconductor Equipment	3.1%
Analog Devices, Inc.		—	—	70,200	1,936,116	70,200	1,936,116
Fairchild Semiconductor International, Inc. (a)		—	—	876,500	8,966,595	876,500	8,966,595
Intersil Corp.—Class A		—	—	298,200	4,565,442	298,200	4,565,442
Micron Technology, Inc. (a)		700,060	5,740,492	—	—	700,060	5,740,492
ON Semiconductor Corp. (a)		561,600	4,633,200	686,800	5,666,100	1,248,400	10,299,300
Verigy Ltd. (a)		—	—	414,500	4,816,490	414,500	4,816,490

			10,373,692		25,950,743		36,324,435

Software	1.3%
Lawson Software, Inc. (a)		—	—	625,275	3,901,716	625,275	3,901,716
Novell, Inc. (a)		935,500	4,219,105	696,392	3,140,728	1,631,892	7,359,833
Phase Metrics, Inc. (a)		108,409	2,168	—	—	108,409	2,168
Symantec Corp. (a)		210,850	3,472,700	—	—	210,850	3,472,700

			7,693,973		7,042,444		14,736,417

Specialty Retail	3.4%
AnnTaylor Stores Corp. (a)		291,600	4,633,524	—	—	291,600	4,633,524
The Children’s Place Retail Stores, Inc. (a)		—	—	134,200	4,020,632	134,200	4,020,632
The Gap, Inc.		391,700	8,382,380	—	—	391,700	8,382,380
Guess?, Inc.		—	—	198,400	7,348,736	198,400	7,348,736
Limited Brands, Inc.		72,109	1,225,132	—	—	72,109	1,225,132
O’Reilly Automotive, Inc. (a)		—	—	66,900	2,417,766	66,900	2,417,766
RadioShack Corp.		—	—	303,800	5,033,966	303,800	5,033,966
The Sherwin-Williams Co.		110,800	6,665,728	—	—	110,800	6,665,728

			20,906,764		18,821,100		39,727,864

SAI-10

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Shares	Value	Shares	Value	Shares	Value
Thrifts & Mortgage Finance	1.0%
Astoria Financial Corp.		508,320	$5,611,853	—	$—	508,320	$5,611,853
People’s United Financial, Inc.		408,800	6,360,928	—	—	408,800	6,360,928

			11,972,781		—		11,972,781

Textiles, Apparel & Luxury Goods	0.3%
Iconix Brand Group, Inc. (a)		—	—	306,900	3,827,043	306,900	3,827,043

Water Utilities	0.4%
American Water Works Co., Inc.		—	—	244,800	4,881,312	244,800	4,881,312

Total Long Term Investments (Cost—$955,668,984)	98.2%		677,228,552		477,797,854		1,155,026,406

		Shares/ Beneficial Interest	Value	Shares/ Beneficial Interest	Value	Shares/ Beneficial Interest	Value
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.22% (c)(d)		17,587,901	17,587,901	8,513,191	8,513,191	26,101,092	26,101,092
BlackRock Liquidity Series, LLC Money Market
Series, 0.29% (c)(d)(e)		32,244,900	32,244,900	28,603,600	28,603,600	60,848,500	60,848,500

Total Short-Term Securities (Cost—$86,949,592)	7.4%		49,832,801		37,116,791		86,949,592

Total Investments Before Outstanding Options Written (Cost—$1,042,618,576*)	105.6%		$727,061,353		$514,914,645		$1,241,975,998

		Contracts	Value			Contracts	Value
Options Written
Exchange-Traded Call Options Written
Autoliv, Inc., Strike Price $40, Expires 10/17/09		400	(4,000)	—	—	400	(4,000)
Constellation Brands, Inc.— Class A, Strike Price $17.50, Expires 10/17/09		1,400	(14,000)	—	—	1,400	(14,000)

SAI-11

	Combined % of Net Assets	Mid-Cap Value Equity		Aurora		Pro Forma Mid-Cap Value Equity Combined
		Contracts	Value	Shares	Value	Contracts	Value
Cooper Tire & Rubber Co., Strike Price $20, Expires 10/17/09		1,000	$(25,000)	—	$—	1,000	$(25,000)
The Gap, Inc., Strike Price $24, Expires 10/17/09		1,200	(6,000)	—	—	1,200	(6,000)
Tyco Electronics Ltd., Strike Price $25, Expires 10/17/09		800	(8,000)	—	—	800	(8,000)

			(57,000)		—		(57,000)

Exchange-Traded Put Options Written
AGCO Corp., Strike Price $25, Expires 10/17/09		200	(7,000)	—	—	200	(7,000)
PHH Corp., Strike Price $17.50, Expires 10/17/09		350	(10,500)	—	—	350	(10,500)
Scientific Games Corp.—Class A, Strike Price $15, Expires 10/17/09		300	(10,500)	—	—	300	(10,500)

			(28,000)		—		(28,000)

Total Options Written

(Premiums Received—$144,960)	0.0%		(85,000)		—		(85,000)

Total Investments Net of Outstanding Options Written	105.6%		726,976,353		514,914,645		1,241,890,998
Liabilities in Excess of Other Assets	(5.6)%		(29,605,509)		(36,469,769)		(66,075,278)

Net Assets	100.0%		$697,370,844		$478,444,876		$1,175,815,720

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,114,721,819

Gross unrealized appreciation	$138,925,853
Gross unrealized depreciation	(11,671,674)

Net unrealized appreciation	$127,254,179

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

SAI-12

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	$26,101,092	$136,155
BlackRock Liquidity Series, LLC
Money Market Series	$(35,895,450)	$339,090

(d)	Represents the current yield as of report date.
(e)	Security purchased with the cash collateral from securities loans.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

SAI-13

Pro Forma Condensed Combined Statement of Assets and Liabilities for

Mid-Cap Value Equity and Aurora

as of September 30, 2009 (Unaudited)

	Mid-Cap Value Equity	Aurora	Adjustments	Pro Forma Mid-Cap Value Equity Combined
Assets:
Investments at value - unaffiliated(1), (2)	$677,228,552	$477,797,854	—	$1,155,026,406
Investments at value - affiliated(3)	49,832,801	37,116,791	—	86,949,592
Cash collateral pledged for options written	1,640,625	—	—	1,640,625
Foreign currency at value(4)	—	98	—	98
Investments sold receivable	6,852,780	2,049,788	—	8,902,568
Dividends and reclaims receivable	867,686	319,462	—	1,187,148
Capital shares sold receivable	939,288	181,238	—	1,120,526
Securities lending income receivable - affiliated	7,872	8,776	—	16,648
Dividends receivable - affiliated	5,116	1,659	—	6,775
Receivable from advisor	29,028	—	—	29,028
Prepaid expenses	45,974	59,408	—	105,382

Total assets	737,449,722	517,535,074	—	1,254,984,796

Liabilities:
Options written at value(5)	85,000	—	—	85,000
Collateral at value - securities loaned	32,244,900	28,603,600	—	60,848,500
Investments purchased payable	3,712,024	4,052,550	—	7,764,574
Investment advisory fees payable	452,099	459,083	—	911,182
Other affiliates payable	466,802	509,782	—	976,584
Capital shares redeemed payable	2,800,252	5,169,632	—	7,969,884
Service and distribution fees payable	193,476	197,432	—	390,908
Officer’s and Trustees’ fees payable	6,764	8,635	—	15,399
Other accrued expenses payable	117,561	89,484	—	207,045

Total liabilities	40,078,878	39,090,198	—	79,169,076

Net Assets:
Net Assets	$697,370,844	$478,444,876	—	$1,175,815,720

Net Assets Consist of:
Paid-in capital	$878,828,304	$764,093,186	—	$1,642,921,490
Undistributed net investment income	2,191,410	5,020,885	—	7,212,295
Accumulated net realized loss	(328,582,231)	(345,153,216)	—	(673,735,447)
Net unrealized appreciation/depreciation	144,933,361	54,484,021	—	199,417,382

Net Assets	$697,370,844	$478,444,876	—	$1,175,815,720

(1) Investments at cost - unaffiliated	$532,355,151	$423,313,833	—	$955,668,984
(2) Securities loaned at value	$30,642,944	$27,670,830	—	$58,313,774
(3) Investments at cost - affiliated	$49,832,801	$37,116,791	—	$86,949,592
(4) Foreign currency at cost	—	$98	—	$98
(5) Premiums received - options written	$144,960	—	—	$144,960

SAI-14

	Mid-Cap Value Equity	Aurora	Adjustments		Pro Forma Mid-Cap Value Equity Combined
Net Asset Value:
Institutional
Net assets	$165,710,324	$47,963,777	—		$213,674,101
Shares outstanding(6)	17,741,123	2,990,762	2,144,291	(7)	22,876,176
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$9.34	$16.04	—		$9.34
Service
Net assets	$2,560,859	—	—		$2,560,859
Shares outstanding(6)	279,327	—	—		279,327
Par value per share	$0.001	—	—		$0.001
Net asset value	$9.17	—	—		$9.17
Investor A
Net assets	$395,762,577	$319,656,461	—		$715,419,038
Shares outstanding(6)	43,675,836	21,823,613	13,453,256	(7)	78,952,705
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$9.06	$14.65	—		$9.06
Investor B
Net assets	$41,196,107	$44,974,092	—		$86,170,199
Shares outstanding(6)	5,006,453	3,877,576	1,588,005	(7)	10,472,034
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$8.23	$11.60	—		$8.23
Investor C
Net assets	$92,140,977	$64,812,314	—		$156,953,291
Shares outstanding(6)	11,232,605	5,591,030	2,310,026	(7)	19,133,661
Par value per share	$0.001	$0.001	—		$0.001
Net asset value	$8.20	$11.59	—		$8.20
Class R
Net assets	—	$1,038,232	—		$1,038,232
Shares outstanding(6)	—	71,623	39,531	(7)	111,154
Par value per share	—	$0.001	—		$0.001
Net asset value	—	$14.50	—		$9.34

(6)	Unlimited number of shares authorized.
(7)

Represents newly issued shares of Mid-Cap Value Equity to the Aurora shareholders as if the Reorganization had taken place on September 30, 2009. The foregoing should not be relied upon to reflect the number of shares of Mid-Cap Value Equity that actually will be received on or after such date.

SAI-15

Pro Forma Condensed Combined Statement of Operations

for Mid-Cap Value Equity and Aurora

for the Twelve Months Ended September 30, 2009 (Unaudited)

	Mid-Cap Value Equity	Aurora	Adjustments		Pro Forma Mid-Cap Value Equity Combined
Investment Income:
Dividends	$11,406,747	$7,117,718	$—		$18,524,465
Foreign taxes withheld	—	(13,714)	—		(13,714)
Securities lending—affiliated	129,584	209,506	—		339,090
Interest and dividends—affiliated	89,277	49,834	—		139,111
Interest	3,753	1,646	—		5,399

Total income	11,629,361	7,364,990	—		18,994,351

Expenses:
Investment advisory	4,742,713	4,146,417	(324,559	)(1)	8,564,571
Transfer agent—Institutional	250,362	116,993	—		367,355
Transfer agent—Service	1,957	—	—		1,957
Transfer agent—Investor A	977,056	971,566	—		1,948,622
Transfer agent—Investor B	170,257	319,996	—		490,253
Transfer agent—Investor C	338,928	246,007	—		584,935
Transfer agent—Class R	—	3,231	—		3,231
Service—Service	4,827	—	—		4,827
Service—Investor A	838,820	739,796	—		1,578,616
Service and distribution—Investor B	417,097	595,452	—		1,012,549
Service and distribution—Investor C	806,922	644,160	—		1,451,082
Service and distribution—Class R	—	4,724	—		4,724
Administration	435,190	364,228	(55,059	)(2)	744,359
Registration	68,852	62,418	(62,418	)(3)	68,852
Printing	212,886	145,700	(57,371	)(3)	301,215
Administration—Institutional	32,235	12,812	(11	)(2)	45,036
Administration—Service	484	—	—		484
Administration—Investor A	84,918	77,417	(15,045	)(2)	147,290
Administration—Investor B	10,473	15,245	(61	)(2)	25,657
Administration—Investor C	20,239	16,444	(85	)(2)	36,598
Administration—Class R	—	237	—		237
Custodian	49,226	42,883	(23,828	)(3)	68,281
Professional	46,700	57,414	(27,751	)(3)	76,363
Officer and Trustees	22,207	20,351	(4,834	)(3)	37,724
Miscellaneous	31,905	32,627	(1,428	)(3)	63,104
Recoupment of past waived fees—class specific	74	119,300	—		119,374

Total expenses	9,564,328	8,755,418	(572,450)		17,747,296
Less fees waived by advisor	(63,598)	(5,800)	52,382	(4)	(17,016)
Less administration fees waived—Institutional	(32,235)	(9,654)	(3,147	)(4)	(45,036)
Less administration fees waived—Service	(296)	—	190	(4)	(106)
Less administration fees waived—Investor A	(80,119)	(61,249)	(5,922	)(4)	(147,290)
Less administration fees waived—Investor B	(9,862)	(13,406)	(2,389	)(4)	(25,657)
Less administration fees waived—Investor C	(20,239)	(13,856)	(2,503	)(4)	(36,598)
Less administration fees waived—Class R	—	(237)	—		(237)
Less transfer agent fees waived—Institutional	(1,693)	(248)	(151	)(4)	(2,092)
Less transfer agent fees waived—Service	(79)	—	79	(4)	—
Less transfer agent fees waived—Investor A	(32,398)	(56,363)	(6,175	)(4)	(94,936)
Less transfer agent fees waived—Investor B	(5,789)	(8,725)	—		(14,514)
Less transfer agent fees waived—Investor C	(9,423)	(7,219)	(158	)(4)	(16,800)
Less transfer agent fees waived—Class R	—	(45)	—		(45)
Less transfer agent fees reimbursed—Institutional	(227,586)	(106,768)	50,035	(4)	(284,319)
Less transfer agent fees reimbursed—Service	(724)	—	724	(4)	—
Less transfer agent fees reimbursed—Investor A	(670,987)	(354,938)	(55,163	)(4)	(1,081,088)
Less transfer agent fees reimbursed—Investor B	(130,305)	(197,691)	(4,124	)(4)	(332,120)
Less transfer agent fees reimbursed—Investor C	(258,629)	(106,950)	9,751	(4)	(355,828)

SAI-16

	Mid-Cap Value Equity	Aurora	Adjustments		Pro Forma Mid-Cap Value Equity Combined
Less transfer agent fees reimbursed—Class R	—	(2,021)	1,059	(4)	(962)
Less fees paid indirectly	(3,309)	(4,513)	—		(7,822)

Total expenses after fees waived, reimbursed and paid. indirectly	8,017,057	7,805,735	(537,962)		15,284,830

Net investment income	3,612,304	(440,745)	537,962		3,709,521

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(255,846,682)	(217,523,866)	—		(473,370,548)
Litigation proceeds	—	1,810,856	—		1,810,856
Foreign currency transactions	—	(68)	—		(68)

	(255,846,682)	(215,713,078)	—		(471,559,760)

Net change in unrealized appreciation/depreciation on:
Investments	194,944,762	53,000,748	—		247,945,510
Foreign currency transactions	—	(1)	—		(1)
Options written	59,960	—	—		59,960

	195,004,722	53,000,747	—		248,005,469

Total realized and unrealized loss	(60,841,960)	(162,712,331)	—		(223,554,291)

Net Decrease in Net Assets Resulting from Operations	(57,229,656)	(163,153,076)	537,962		(219,844,770)

(1)	Reflects adjustment due to contractual advisory agreement of Mid-Cap Value Equity.
(2)	Reflects adjustment based on the contractual administration agreement of Mid-Cap Value Equity.
(3)	Reflects the anticipated savings as a result of the Reorganization through consolidation of printing, custody, legal and other services.
(4)	Reflects adjustments due to the expense limitation agreement of Mid-Cap Value Equity currently in effect and changes that will be in effect upon completion of the Reorganization.

SAI-17

MID-CAP VALUE EQUITY AND AURORA

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees of BlackRock Funds (the “Trust”) on behalf of its portfolios, BlackRock Aurora Portfolio (“Aurora”) and BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”) (collectively the “Funds”), at a meeting held on February 23, 2010 approved the Funds’ entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, Aurora will transfer all of its assets, subject to its liabilities, to Mid-Cap Value Equity, in exchange for a number of shares of Mid-Cap Value Equity equal in value to the net assets of Aurora (the “Reorganization”). If the Reorganization is consummated, shares of Mid-Cap Value Equity then will be distributed to Aurora’s shareholders on a pro rata basis in liquidation of Aurora.

The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at September 30, 2009 as if the Reorganization had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2009 as if the Reorganization had occurred on October 1, 2008. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2009, all the securities held by Aurora comply with the compliance guidelines and/or investment restrictions of Mid-Cap Value Equity. The historical cost of investment securities will be carried forward to the surviving entity. The Funds’ fiscal year end is September 30.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2009 or October 1, 2008, as applicable. Following the Reorganization, Mid-Cap Value Equity will be the surviving fund.

All costs with respect to the Reorganization will be borne by BlackRock Advisors, LLC and its affiliates.

NOTE 2 — Aurora and Mid-Cap Value Equity Valuation:

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities less than 60 days will be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day. The Funds value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

SAI-18

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of Mid-Cap Value Equity that would have been issued at September 30, 2009 in connection with the proposed Reorganization. The number of shares of each class assumed to be issued is equal to the net asset value of the shares of Aurora of that class, as of September 30, 2009, divided by the net asset value per share of the corresponding class of shares of Mid-Cap Value Equity as of September 30, 2009. The pro forma number of shares outstanding, by class, for Mid-Cap Value Equity consists of the following at September 30, 2009.

Class of Shares	Shares of Mid-Cap Value Equity Pre- Combination		Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Institutional	17,741,123		5,135,053	22,876,176
Investor A	43,675,836		35,276,869	78,952,705
Investor B	5,006,453		5,465,581	10,472,034
Investor C	11,232,605		7,901,056	19,133,661
Class R	—	(a)	111,154	111,154

(a)	Mid-Cap Value Equity has no Class R shares outstanding.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2009, as adjusted, giving effect to the Reorganization reflects changes in expenses of Mid-Cap Value Equity as if the Reorganization was consummated on October 1, 2008. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of Aurora and Mid-Cap Value Equity has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated,

SAI-19

unless it determines such qualification is no longer in the best interest of shareholders, Mid-Cap Value Equity will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, Aurora will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

Mid-Cap Value Equity will succeed to the capital loss carryforwards of Aurora, which will be subject to the limitations described below. Aurora has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, Aurora will undergo an “ownership change” for tax purposes (because Aurora is significantly smaller than Mid-Cap Value Equity), and accordingly, Mid-Cap Value Equity’s use of Aurora’s capital loss carryforwards will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of Aurora immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.03% for March, 2010)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date of the Reorganization, the Combined Fund generally will not be allowed to offset realized gains attributable to certain pre-Reorganization built-in gains of one Fund, if any, with capital loss carryforwards attributable to the other Fund. However, unexpired pre-ownership change losses of Aurora could be used to offset realized built-in gains of Aurora.

SAI-20

BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO

BLACKROCK FUNDSSM

PART C

OTHER INFORMATION

Item 15. Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as Exhibit 9(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 13(b) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 13(a). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 16. Exhibits

Exhibit Number		Description
1		Articles of Incorporation.

	(a)	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 33-26305) (the “Registration Statement”) filed on January 27, 1998.

	(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to the Registration Statement filed on January 27, 1998.

	(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to the Registration Statement filed on January 27, 1998.

	(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to the Registration Statement filed on October 18, 1996.

	(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to the Registration Statement filed on January 27, 1998.

	(f)	Certification of Classification of Shares dated September 15, 2008 is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 116 to the Registration Statement filed on November 24, 2009.

	(g)	Certification of Classification of Shares dated March 10, 2009 is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 116 to the Registration Statement filed on November 24, 2009.

2		By-laws.

	(a)	Amended and Restated Code of Regulations of the Registrant, effective December 2008 is incorporated by reference to Exhibit 2(a) of Post-Effective Amendment No. 116 to the Registration Statement filed on November 24, 2009.

3		Inapplicable.

4		Form of Agreement and Plan of Reorganization.

	(a)	Form of Agreement and Plan of Reorganization by and between the Registrant, on behalf of BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), a portfolio of the Registrant and the Registrant, on behalf of BlackRock Aurora Portfolio (“Aurora”), also a portfolio of the Registrant (included as Appendix B to the Combined Prospectus/Information Statement included in this Registration Statement).

Exhibit Number		Description
5		Instruments Defining Rights of Security Holders.

	(a)	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to the Registration Statement filed on January 27, 1998; Article II of the Code of Regulations is incorporated herein by reference to Exhibit 2(a).

6		Investment Advisory Contracts.

	(a)	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except Index Equity Portfolio is incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to the Registration Statement filed on October 13, 2006.

	(b)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 110 to the Registration Statement filed on September 24, 2008.

7		Underwriting Contracts.

	(a)	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 111 to the Registration Statement filed on January 28, 2009.

8		Bonus or Profit Sharing Contracts.

	(a)	None.

9		Custodian Agreements.

	(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to the Registration Statement filed on November 3, 2004.

	(b)	Reserved.

	(c)	Reserved.

	(d)	Reserved.

10		Rule 12b-1 Plan.

	(a)	Form of Distribution and Service Plan for Institutional, Service, Investor A, Investor B, Investor C, Hilliard Lyons, R and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) to Post- Effective Amendment 111 to the Registration Statement filed on January 28, 2009.

11		Legal Opinion.

	(a)	Opinion of Bingham McCutchen LLP.*

12		Other Opinions.

	(a)	Form of tax opinion of Sidley Austin LLP, special tax counsel to the Registrant, Mid-Cap Value Equity and Aurora.**

13		Other Material Contracts.

	(a)	Amended and Restated Administration Agreement dated February 10, 2004 among Registrant, BlackRock Advisors, LLC and PNC Global Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to the Registration Statement filed on November 3, 2004.

Exhibit Number		Description
	(b)	Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PNC Global Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to the Registration Statement filed on November 3, 2004.

	(c)	Exhibit A to Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PNC Global Investment Servicing (U.S.) Inc. is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 86 to the Registration Statement filed on November 3, 2004.

	(d)	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to the Registration Statement filed on April 29, 1998.

	(e)	Form of Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on October 29, 2009.

	(f)	Form of Amendment No. 1 to Expense Limitation Agreement by and between Registrant and BlackRock Advisers, LLC.*

	(g)	Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to the Registration Statement filed on January 31, 2005.

	(h)	Form of Seventh Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(b)(7) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 21, 2006.

	(i)	Form of Termination, Replacement and Restatement Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. (File No. 333-32899), filed on December 17, 2007.

	(j)	Form of Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks dated as of November 19, 2008, relating to the Credit Agreement dated as of November 21, 2007 is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to the Registrant Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc., filed on December 22, 2008.

	(k)	Form of Administration Agreement dated June 1, 2007 among Registrant, BlackRock Advisors, LLC and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 112 to the Registration Statement filed on April 30, 2009.

	(l)	Form of Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks dated as of November 18, 2009, relating to the Credit Agreement dated as of November 19, 2008 is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 23, 2009.

14		Consents.

	(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Aurora and Mid-Cap Value Equity.*

15		Omitted Financial Statements.

16		Power of Attorney.

Exhibit Number		Description
	(a)	Power of Attorney. (included on signature page)

17		Code of Ethics.

	(a)	Code of Ethics of BlackRock Funds is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.

	(b)	Code of Ethics of BlackRock Investments, LLC is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (File No. 2-52711), filed on April 29, 2009.

	(c)	Code of Ethics of BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (File No. 2-52711), filed on April 29, 2009.
*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 5th day of March, 2010.

BLACKROCK FUNDS

By:	/S/ ANNE F. ACKERLEY
(Anne F. Ackerley, President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Anne F. Ackerley, Howard B. Surloff, Edward Baer, Denis R. Molleur, Neal J. Andrews and Jay M. Fife or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ANNE F. ACKERLEY (Anne F. Ackerley)	President and Chief Executive Officer (Principal Executive Officer)	March 5, 2010

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	March 5, 2010

/S/ DAVID O. BEIM (David O. Beim)	Trustee	March 5, 2010

/S/ RONALD W. FORBES (Ronald W. Forbes)	Trustee	March 5, 2010

/S/ DR. MATINA HORNER (Dr. Matina Horner)	Trustee	March 5, 2010

/S/ RODNEY D. JOHNSON (Rodney D. Johnson)	Trustee	March 5, 2010

/S/ HERBERT I. LONDON (Herbert I. London)	Trustee	March 5, 2010

/S/ CYNTHIA A. MONTGOMERY (Cynthia A. Montgomery)	Trustee	March 5, 2010

/S/ JOSEPH P. PLATT, JR. (Joseph P. Platt, Jr.)	Trustee	March 5, 2010

/S/ ROBERT C. ROBB, JR. (Robert C. Robb, Jr.)	Trustee	March 5, 2010

Signature	Title	Date

/S/ TOBY ROSENBLATT (Toby Rosenblatt)	Trustee	March 5, 2010

/S/ KENNETH L. URISH (Kenneth L. Urish)	Trustee	March 5, 2010

/S/ FREDERICK W. WINTER (Frederick W. Winter)	Trustee	March 5, 2010

/S/ RICHARD S. DAVIS (Richard S. Davis)	Trustee	March 5, 2010

/S/ HENRY GABBAY (Henry Gabbay)	Trustee	March 5, 2010

EXHIBIT INDEX

Exhibit No.	Description

11(a)	Opinion of Bingham McCutchen LLP.

13(f)	Form of Amendment No. 1 to Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC.

14(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Aurora and Mid-Cap Value Equity.